                                                                 EXHIBIT 10.(r)


                            ASSET PURCHASE AGREEMENT


                                    BETWEEN


                      AUTOMOTIVE & INDUSTRIAL SUPPLY, INC.


                                      AND


                         RANKIN AUTOMOTIVE GROUP, INC.


                         Dated as of February 26, 1999

SCHEDULE
LETTER/NUMBER                      SCHEDULE NAME

SCHEDULE A                         FIXED ASSETS
SCHEDULE B-1                       INVENTORY
SCHEDULE B-2                       PURCHASED INVENTORY
SCHEDULE C                         OTHER CONTRACTS
SCHEDULE D                         NOT APPLICABLE
SCHEDULE E                         ACCOUNTS RECEIVABLE
2.2                                ACCRUED EMPLOYEE BENEFITS
2.3                                DEPOSITS
3.3                                CONSENTS AND APPROVALS
3.4                                VIOLATIONS AND DEFAULTS
3.5                                PERMITS
3.7                                ASSIGNED CONTRACTS
3.8                                COLLECTIVE BARGAINING AGREEMENTS
3.9                                LITIGATION
3.11                               DISCLOSURES
3.12                               CONDITION OF ASSETS
3.13                               TAXES
3.14                               RESTRICTIVE AGREEMENTS
4.4                                FINANCING AGREEMENTS
5.6                                PRE-CLOSING DEFAULTS


EXHIBIT                            EXHIBIT NAME

A                                  ASSIGNMENT AND ASSUMPTION AGREEMENT
B                                  BILL OF SALE AND ASSUMPTION AGREEMENT
c                                  COMMITMENT LETTER - DECEMBER 10, 1998
D                                  ESCROW AGREEMENT
E                                  EMPLOYMENT AGREEMENT
F                                  INTELLECTUAL PROPERTY



                                                                  Page ii of 27

                            ASSET PURCHASE AGREEMENT

         THIS ASSET PURCHASE AGREEMENT (THE "AGREEMENT") IS MADE AND ENTERED INTO AS OF THE 26th DAY OF FEBRUARY, 1999, BETWEEN AUTOMOTIVE & INDUSTRIAL SUPPLY, INC., TIN: 72-0462313. ("SELLER") A LOUISIANA CORPORATION, AND RANKIN AUTOMOTIVE GROUP, INC., A LOUISIANA CORPORATION C-PURCHASER").

                                    RECITALS

         WHEREAS, SELLER IS ENGAGED IN THE BUSINESS OF SELLING AND DISTRIBUTING AUTOMOTIVE REPLACEMENT PARTS, ACCESSORIES AND SUPPLIES AND OPERATES DISTRIBUTION AND SALES CENTERS LOCATED ON LEASED PREMISES IN THE STATE OF LOUISIANA AND STATE OF TEXAS (THE "BUSINESS LOCATIONS");

         WHEREAS, PURCHASER DESIRES TO PURCHASE FROM SELLER AND SELLER DESIRES TO SELL TO PURCHASER, SUBSTANTIALLY ALL OF THE ASSETS ASSOCIATED WITH THE SELLER'S OPERATIONS AT THE BUSINESS LOCATIONS, SUBJECT TO CERTAIN LIABILITIES, ALL ON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH HEREIN; AND

         WHEREAS, IN CONNECTION WITH ITS CONTEMPLATED PURCHASE OF ASSETS, PURCHASER DESIRES TO CONDUCT BUSINESS AT THE BUSINESS LOCATIONS AND TO HIRE SUBSTANTIALLY ALL OF SELLER'S EMPLOYEES CURRENTLY EMPLOYED AT THE BUSINESS LOCATIONS, ALL ON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH HEREIN AND IN THE ANCILLARY AGREEMENTS.

         NOW, THEREFORE, IN CONSIDERATION OF THE PREMISES AND OF THE MUTUAL AGREEMENTS HEREIN CONTAINED, AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE PARTIES HERETO AGREE AS FOLLOWS:


                                   ARTICLE I
                                  DEFINITIONS

         (1.1) DEFINITIONS. UNLESS OTHERWISE DEFINED HEREIN, THE TERMS DEFINED IN THE INTRODUCTORY PARAGRAPH AND THE RECITALS TO THIS AGREEMENT SHALL HAVE THE RESPECTIVE MEANINGS SPECIFIED THEREIN, AND THE FOLLOWING TERMS SHALL HAVE THE MEANINGS SPECIFIED BELOW:

            "ACCOUNTS RECEIVABLE" MEANS ALL PERFORMING, COLLECTABLE ACCOUNTS RECEIVABLE ALLOCABLE TO THE BUSINESS, AS WELL AS ALL RIGHTS TO BILL CUSTOMERS FOR PRODUCTS SHIPPED OR SERVICES RENDERED ON OR PRIOR TO THE CLOSING DATE, SUBJECT TO 'TRUE UP' PURSUANT TO SECTION 5.7, AS DESCRIBED IN SCHEDULE E ANNEXED HERETO.

            "AFFILIATE" MEANS "AFFILIATE" AS DEFINED IN RULE 405 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

            "AGREEMENT" HAS THE MEANING SET FORTH IN THE PREAMBLE AND SHALL INCLUDE ALL SCHEDULES AND EXHIBITS HERETO.

            "ANCILLARY AGREEMENTS" MEANS, COLLECTIVELY, THE EMPLOYMENT AGREEMENTS SUBSTANTIALLY IN THE FORM OF EXHIBIT E HERETO, THE ASSIGNMENT AND ASSUMPTION AGREEMENTS, AND THE BILL OF SALE AND ASSUMPTION AGREEMENT.

            "APPORTIONMENT DATE" HAS THE MEANING SET FORTH IN SECTION 2.8.

            "ASSIGNMENT AND ASSUMPTION AGREEMENT" MEANS THE FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT TO BE EXECUTED AT CLOSING BY PURCHASER AND SELLER FOR EACH OF THE ASSIGNED CONTRACTS, IN SUBSTANTIALLY THE FORM ATTACHED HERETO As EXHIBIT A.

            "ASSIGNED CONTRACTS" MEANS THE LEASES AND THE OTHER CONTRACTS TO BE ASSIGNED BY SELLER TO PURCHASER AND SET FORTH ON SCHEDULE 3.7.

            "ASSUMED LIABILITIES" HAS THE MEANING SET FORTH IN SECTION 2.2.

            "AUDIT" HAS THE MEANING SET FORTH IN SECTION 5.7.

            "BILL OF SALE AND ASSUMPTION AGREEMENT" MEANS THE BILL OF SALE AND ASSUMPTION AGREEMENT TO BE EXECUTED AT CLOSING BY PURCHASER AND SELLER IN SUBSTANTIALLY THE FORM ATTACHED HERETO AS EXHIBIT B.

            "BUSINESS" MEANS SELLER'S BUSINESS OPERATIONS CONDUCTED AT THE BUSINESS LOCATIONS.

            "BUSINESS DAY" MEANS A DAY, OTHER THAN A SATURDAY OR A SUNDAY, ON WHICH COMMERCIAL BANKS ARE NOT REQUIRED OR AUTHORIZED TO CLOSE IN THE CITY OF NEW YORK.

            "BUSINESS EMPLOYEES" MEANS EMPLOYEES OF THE SELLER WHOSE DUTIES RELATE PRIMARILY TO THE BUSINESS.

            "BUSINESS LOCATIONS" HAS THE MEANING SET FORTH IN THE RECITALS
         HERETO.

            "CLOSING" HAS THE MEANING SET FORTH IN SECTION 9.1 . "CLOSING DATE" HAS THE MEANING SET FORTH IN SECTION 9.1.

            "CODE" MEANS THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

            "COMMITTED FINANCING" MEANS FUNDS AVAILABLE PURSUANT TO A WRITTEN COMMITMENT LETTER ISSUED BY HELLER BUSINESS CREDIT, A DIVISION OF HELLER FINANCIAL, INC. ('HELLER') DATED DECEMBER 10, 1998, A COPY OF WHICH IS ATTACHED HERETO AS EXHIBIT C, OR OTHER SIMILAR DOCUMENTATION FROM A COMMERCIAL BANK OR OTHER LENDING INSTITUTION, WHICH LENDER, COMMITMENT LETTER AND OTHER DOCUMENTATION ARE ACCEPTABLE TO SELLER AND PURCHASER.

         "EXCLUDED ASSETS" MEANS:

                    (A) THAT CERTAIN SIXTY-ONE THOUSAND DOLLAR ($61,000.00) CASH VALUE LIFE INSURANCE POLICY;

                    (B) MISCELLANEOUS CORPORATE CASH NOT TO EXCEED THIRTY-FOUR THOUSAND DOLLARS ($34,000.00);

                    (C) EMPLOYEE ACCOUNTS RECEIVABLES OF NO MORE THAN TWO THOUSAND DOLLARS ($2,000.00);

                    (D) ACCOUNTS RECEIVABLE - OTHER - IN THE APPROXIMATE AMOUNT OF FIFTY THOUSAND DOLLARS ($50,000.00), AS REFLECTED ON SELLER'S BALANCE SHEET; AND

                    (E)  STATE OF LOUISIANA FRANCHISE TAX RECEIVABLE.

            "FIXED ASSETS" MEANS, TO THE EXTENT USED IN THE BUSINESS, (I) ALL OF THE MACHINERY, EQUIPMENT, FURNITURE, FIXTURES, SIGNS, VEHICLES AND LEASEHOLD IMPROVEMENTS WHICH ARE OWNED BY SELLER, A LIST OF WHICH IS ATTACHED AS SCHEDULE A, WHICH LIST SHALL BE UPDATED ON THE CLOSING DATE, AND (II) TO THE EXTENT ASSIGNABLE, ANY RIGHTS OF SELLER TO THE WARRANTIES, LICENSES AND OTHER SIMILAR RIGHTS WITH RESPECT THERETO, SUBJECT TO 'TRUE UP" PURSUANT TO SECTION 5.7.

            "GAAP" MEANS UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, APPLIED ON A CONSISTENT BASIS AND CONSISTENT WITH SELLER'S HISTORICAL PRACTICES, AS IN EFFECT FROM TIME TO TIME.

            "GOVERNMENTAL AGENCY" MEANS (A) ANY INTERNATIONAL, FOREIGN, FEDERAL, STATE, COUNTY, LOCAL OR MUNICIPAL GOVERNMENTAL OR ADMINISTRATIVE AGENCY OR POLITICAL SUBDIVISION THEREOF, (B) ANY GOVERNMENTAL AUTHORITY, BOARD, BUREAU, COMMISSION, DEPARTMENT OR INSTRUMENTALITY, OR (C) ANY COURT OR ADMINISTRATIVE TRIBUNAL.

            "INTELLECTUAL PROPERTY" MEANS TO THE EXTENT USED IN THE BUSINESS
         THE INVENTIONS, COPYRIGHTS, TRADEMARKS, TRADE NAMES, AND APPLICATIONS, ANY RELATED TRADEMARKS OR LOGOS AND APPLICATIONS, INCLUDING ANY RIGHTS TO THE OWNERSHIP AND USE OF THE NAMES "AUTOMOTIVE & INDUSTRIAL SUPPLY," "A & I", "KEN'S AUTO PARTS" AND ANY OTHER TRADE NAME USED BY ANY SUBSIDIARY OF SELLER, TRADE SECRETS, PROPRIETARY KNOW-HOW AND USE AND APPLICATION KNOWHOW, PRODUCT FORMULAE, MANUFACTURING, ENGINEERING AND OTHER DRAWINGS, TECHNOLOGY, TECHNICAL INFORMATION, ENGINEERING DATA, DESIGN AND ENGINEERING SPECIFICATIONS, PRODUCTION STANDARDS AND PRACTICES AND PROMOTIONAL LITERATURE, GOODWILL AND OTHER INTELLECTUAL PROPERTY AND RIGHTS, IN EACH CASE USED BY THE SELLER IN CONNECTION
         WITH THE BUSINESS, INCLUDING WITHOUT LIMITATION, SUCH INTELLECTUAL PROPERTY AS IS LISTED ON EXHIBIT F.

            "INVENTORY" MEANS ALL ITEMS OF CLEAN, CURRENT AND SALABLE PRODUCTS AS LISTED IN THE MANUFACTURER'S PRICE SHEET RELATING TO SAME. SCHEDULE B-1, WHICH SHALL BE PREPARED IN ACCORDANCE WITH SECTION 2.4 HEREOF AND ANNEXED TO THIS AGREEMENT ON THE CLOSING DATE, SHALL SET FORTH A DESCRIPTION OF THE INVENTORY.

            "INVENTORY VALUE" MEANS THE RAW ACQUISITION COST TO SELLER PER ITEM OF INVENTORY.

            "IRS" MEANS THE INTERNAL REVENUE SERVICE OF THE UNITED STATES DEPARTMENT OF THE TREASURY.

            "KNOWLEDGE" AS APPLIED TO SELLER MEANS THE ACTUAL KNOWLEDGE OF THE PRESIDENT, CHIEF EXECUTIVE OFFICER OR THE CHIEF FINANCIAL OFFICER OF SELLER AND AS APPLIED TO PURCHASER MEANS THE ACTUAL KNOWLEDGE OF THE PRESIDENT,

         THE CHIEF EXECUTIVE OFFICER, THE CHAIRMAN OF THE BOARD OR THE CHIEF FINANCIAL OFFICER.

            "LEASED PROPERTY" MEANS THE PREMISES SUBJECT TO THE LEASES.

            "LEASES" MEANS THE REAL ESTATE LEASES AS SHOWN ON SCHEDULE 3.7.

            "LIEN" MEANS ANY MORTGAGE, PLEDGE, SECURITY INTEREST, CHARGE OR OTHER ENCUMBRANCE.

            "OTHER CONTRACTS" MEANS THE CONTRACTS WHICH ARE LISTED ON THE OTHER CONTRACTS SCHEDULE ATTACHED HERETO AS SCHEDULE C.

            "PERMIT" MEANS ANY PERMIT, APPROVAL, AUTHORIZATION, LICENSE, VARIANCE OR PERMISSION REQUIRED BY A GOVERNMENTAL AGENCY UNDER ANY APPLICABLE LAW.

            "PERSON" MEANS ANY INDIVIDUAL, PARTNERSHIP, CORPORATION, TRUST, ASSOCIATION, LIMITED LIABILITY COMPANY, GOVERNMENTAL AGENCY OR OTHER ENTITY.

            "PHYSICAL INVENTORY DATE" MEANS THE LAST DAY OF THE PHYSICAL INVENTORY PERIOD.

            "PHYSICAL INVENTORY PERIOD" HAS THE MEANING SET FORTH IN SECTION 2.4(A).

            "PURCHASE PRICE" HAS THE MEANING SET FORTH IN SECTION 2.3.

            "PURCHASED ASSETS" MEANS ALL OF THE SELLER'S RIGHT, TITLE AND INTEREST IN AND TO THE FOLLOWING:

                    (A)  THE PURCHASED INVENTORY;

                    (B)  THE FIXED ASSETS;

                    (C)  THE ASSIGNED CONTRACTS;

                    (D) RECORDS RELATING PRIMARILY TO THE PURCHASED ASSETS, AND COPIES OF PERSONNEL FILES FOR BUSINESS EMPLOYEES;

                    (E) TO THE EXTENT LEGALLY ASSIGNABLE, ALL PERMITS REQUIRED TO CONDUCT BUSINESS AT THE BUSINESS LOCATIONS;

                    (F) CUSTOMER LISTS AND OTHER INFORMATION AND DATA RELATING TO THE INDEPENDENT CUSTOMERS OF THE BUSINESS AT THE BUSINESS LOCATIONS;

                    (G) ALL DEPOSITS (INCLUDING SECURITY DEPOSITS) AND PREPAYMENTS MADE BY SELLER UNDER ANY OF THE ASSIGNED CONTRACTS;

                    (H)  ALL OF THE ACCOUNTS RECEIVABLE;

                    (I)  ALL REBATES RECEIVABLE;

                    (J)  ALL GOODWILL INHERENT IN THE BUSINESS;

                    (K)  INTELLECTUAL PROPERTY;

         PROVIDED, HOWEVER, THAT NOTWITHSTANDING ANY OF THE FOREGOING PROVISIONS OF THIS DEFINITION, THE PURCHASED ASSETS SHALL NOT INCLUDE ANY EXCLUDED ASSETS.

            "PURCHASED INVENTORY" HAS THE MEANING SET FORTH IN SECTION 2.4(B), A COMPLETE LIST OF WHICH PURCHASED INVENTORY SHALL BE ANNEXED TO THIS AGREEMENT AS SCHEDULE B-2 ON THE CLOSING DATE, SAID LIST BASED ON THE ACTUAL PHYSICAL INVENTORY TO BE CONDUCTED. SAID LIST AND THE PRICES TO BE PAID THEREFOR SHALL BE SUBJECT TO "TRUE UP" PURSUANT TO SECTION 5.7.

            "SCHEDULES" MEANS THE VARIOUS SCHEDULES REFERRED TO IN THIS AGREEMENT DELIVERED SEPARATELY TO PURCHASER ON OR BEFORE THE DATE OF THIS AGREEMENT, EXCEPT AS OTHERWISE SPECIFIED IN THIS AGREEMENT.

            "TAX RETURN" MEANS ANY REPORT, RETURN, INFORMATION RETURN, FILING, CLAIM FOR REFUND OR OTHER INFORMATION, INCLUDING ANY SCHEDULES OR ATTACHMENTS THERETO, AND ANY AMENDMENTS TO ANY OF THE FOREGOING REQUIRED TO BE SUPPLIED TO A TAXING AUTHORITY IN CONNECTION WITH TAXES.

            "TAXES" MEANS ALL FEDERAL, STATE, LOCAL AND FOREIGN TAXES, INCLUDING INCOME, GROSS RECEIPTS, EXCISE, EMPLOYMENT, SALES, USE, TRANSFER, LICENSE, PAYROLL, FRANCHISE, SEVERANCE, STAMP, WITHHOLDING, SOCIAL SECURITY, UNEMPLOYMENT, DISABILITY, REAL PROPERTY, PERSONAL PROPERTY, REGISTRATION, ALTERNATIVE OR ADD-ON MINIMUM, ESTIMATED OR OTHER TAX, INCLUDING ANY INTEREST, PENALTIES OR ADDITIONS THERETO, WHETHER DISPUTED OR NOT.

            "TRANSACTION TAXES" HAS THE MEANING SET FORTH IN SECTION 10.1.

            "TRUE UP" SHALL MEAN A RECONCILIATION OF ALL AMOUNTS TO BE PAID FOR PURCHASED ASSETS AND ASSUMED LIABILITIES FROM THE AUDITED FINANCIAL STATEMENTS FOR THE YEAR ENDING DECEMBER 31,1998, THROUGH THE DATE OF CLOSING.


                                   ARTICLE II

                              SALE AND PURCHASE OF
                              PURCHASED ASSETS AND
                       ASSUMPTION OF ASSUMED LIABILITIES

         SECTION 2.1 PURCHASE AND SALE OF PURCHASED ASSETS. ON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THIS AGREEMENT, AT THE CLOSING, PURCHASER SHALL PURCHASE FROM SELLER AND SELLER SHALL SELL, TRANSFER, ASSIGN, CONVEY AND DELIVER TO PURCHASER AT THE BUSINESS LOCATIONS, ALL OF SELLER'S RIGHT, TITLE AND INTEREST IN AND TO THE PURCHASED ASSETS PROVIDED, HOWEVER, THAT SELLER SHALL BE ENTITLED TO RETAIN COPIES OF ALL BOOKS AND RECORDS, IN WHATEVER FORM, INCLUDED IN THE PURCHASED ASSETS.

         SECTION 2.2 ASSUMPTION OF OBLIGATIONS AND LIABILITIES. ON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THIS AGREEMENT, FROM AND AFTER THE CLOSING,

PURCHASER WILL ASSUME AND PAY, PERFORM, DISCHARGE AND BE RESPONSIBLE
FOR ALL OF THE FOLLOWING LIABILITIES OF SELLER (COLLECTIVELY, THE "ASSUMED LIABILITIES"):

                    (A) ALL OBLIGATIONS AND LIABILITIES OF SELLER UNDER THE ASSIGNED CONTRACTS WHICH ACCRUE ON AND AFTER THE CLOSING DATE; AND

                    (B) ALL OBLIGATIONS AND LIABILITIES OF SELLER RELATING TO THE LEASED PROPERTY WHICH ACCRUE ON AND AFTER THE CLOSING DATE; AND

                    (C) ASSUMPTION OF ACCOUNTS PAYABLE, SALARIES PAYABLE, TAX ACCRUALS (OTHER THAN INCOME TAX ACCRUALS), AMOUNTS RELATED TO EMPLOYEE 401 K PAYABLE AS SHOWN ON CLOSING BALANCE SHEET, INSURANCE PAYABLE AND OTHER ACCRUALS AS REFLECTED BY THE AUDITED FINANCIAL STATEMENTS FOR THE YEAR ENDING DECEMBER 31,1998, SUBJECT TO "TRUE-UP" PURSUANT TO SECTIONS.7;

                    (D)  ALL OBLIGATIONS AND LIABILITIES SET FORTH IN ARTICLE
                         XI.

PURCHASER SHALL NOT ASSUME OR PAY, PERFORM, DISCHARGE OR BE RESPONSIBLE FOR ANY OF THE OBLIGATIONS OR LIABILITIES OF SELLER OTHER THAN THE ASSUMED LIABILITIES. WITHOUT LIMITING ANY OF PURCHASER'S OBLIGATIONS UNDER ARTICLE XI HEREOF WITH RESPECT TO THE BUSINESS EMPLOYEES, PURCHASER EXPRESSLY DOES NOT ASSUME ANY OBLIGATIONS OR LIABILITIES OF SELLER THAT ARISE PRIOR TO THE CLOSING DATE WITH RESPECT TO THE BUSINESS EMPLOYEES, SAVE AND EXCEPT THOSE DESCRIBED IN SECTION 2.2(C) ABOVE. SELLER SHALL NOT ASSUME OR BE RESPONSIBLE FOR ANY OBLIGATIONS OR LIABILITIES OF PURCHASER THAT ARISE FROM AND AFTER THE CLOSING DATE WITH RESPECT TO THE BUSINESS EMPLOYEES. NOTWITHSTANDING THE FOREGOING, AT CLOSING, SELLER WILL SUPPLY PURCHASER WITH A LISTING OF ALL OBLIGATIONS AND LIABILITIES WITH RESPECT To BUSINESS EMPLOYEES' ACCRUED VACATION LEAVE/PAY, SICK LEAVE PAY AND OTHER COMPENSABLE BENEFITS DUE EMPLOYEES OF THE BUSINESS, SAID LISTING TO BE MADE ON SCHEDULE 2.2(c). PURCHASER SHALL HAVE NO LIABILITY WHATSOEVER FOR ANY LIABILITIES OF SELLER, INCLUDING, WITHOUT LIMITATION, (1) ANY CLAIM, REGARDLESS OF WHEN MADE OR ASSERTED, WHICH ARISES OUT OF OR IS BASED UPON ANY EXPRESS OR IMPLIED REPRESENTATION, WARRANTY, AGREEMENT OR GUARANTEE MADE BY THE SELLER, OR ALLEGED TO HAVE BEEN MADE BY THE SELLER, OR WHICH IS IMPOSED OR ASSERTED TO BE IMPOSED BY OPERATION OF LAW, IN CONNECTION WITH ANY PRODUCT MANUFACTURED, SHIPPED OR INSTALLED BY OR ON BEHALF OF THE SELLER OR FOR ANY SERVICE PERFORMED BY OR ON BEHALF OF THE SELLER, INCLUDING, WITHOUT LIMITATION, ANY CLAIM RELATING TO THE REPAIR OR REPLACEMENT OF ANY SUCH PRODUCT AND ANY CLAIM SEEKING RECOVERY FOR PROPERTY DAMAGE, CONSEQUENTIAL DAMAGES, LOSS, LOST REVENUE OR INCOME OR PERSONAL INJURY OR (11) LIABILITY OR OBLIGATION IN RESPECT OF ANY FEDERAL, STATE OR LOCAL INCOME OR OTHER TAX PAYABLE WITH RESPECT TO THE BUSINESS OR THE PURCHASED ASSETS FOR ANY PERIOD PRIOR TO THE CLOSING DATE. NOTWITHSTANDING THE ABOVE, THIS PROVISION DOES NOT CONSTITUTE A GUARANTEE BY SELLER OF THE ACCOUNTS RECEIVABLES RELATED TO ANY SUCH PRODUCT OR SERVICE.

         SECTION 2.3 PURCHASE PRICE.

                    (A) ON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THIS AGREEMENT, THE PURCHASE PRICE PAYABLE BY PURCHASER TO SELLER FOR THE PURCHASED ASSETS SHALL BE AN AGGREGATE AMOUNT EQUAL TO THE SUM OF THE FOLLOWING, PAYABLE ON VARIOUS DATES AS DESCRIBED IN THIS SECTION 2.3:

                            (I)    EIGHT HUNDRED, SIXTY THOUSAND DOLLARS
                                   ($860,000.00) REPRESENTING GOODWILL; PLUS
                                   100% OF THE BOOK VALUE OF THE GOODWILL
                                   INHERENT IN THE BUSINESS; PLUS 100% OF THE
                                   BOOK VALUE OF REBATES RECEIVABLE; PLUS 100%
                                   OF BOOK VALUE OF FIXED ASSETS AS SHOWN ON
                                   SELLER'S BALANCE SHEET AS OF CLOSING; PLUS
                                   100% OF PURCHASED INVENTORY AT INVENTORY
                                   VALUE, PLUS 100% OF ALL DEPOSITS AND
                                   PREPAYMENTS MADE BY SELLER; PLUS PAYMENT OF
                                   100% OF THE ACCOUNTS RECEIVABLES; LESS THE
                                   AMOUNTS REPRESENTED BY THE OBLIGATIONS AND
                                   LIABILITIES ASSUMED;

                            (II)    LESS THE FOLLOWING:
                                    THE SUM OF ($20,000.00) AS AN ADJUSTMENT
                                    RESERVE FOR BAD DEBT ON ACCOUNTS
                                    RECEIVABLES, SUBJECT TO "TRUE UP" PROVIDED
                                    FOR IN SECTION 5.7, AND THE ENTIRETY LESS
                                    AN ESCROW FOR THE ANTICIPATED "TRUE UP"
                                    PROVIDED FOR IN SECTION 5.7 IN THE AMOUNT
                                    OF ONE HUNDRED THOUSAND DOLLARS
                                    ($100,000.00), TO BE DISTRIBUTED AS
                                    DESCRIBED IN AND CONTEMPLATED BY THE ESCROW
                                    AGREEMENT ATTACHED HERETO AS EXHIBIT D;

                           (III) PROVIDED HOWEVER, THAT $200,000.00 OF THE TOTAL PURCHASE PRICE REFERRED TO IN 2.3(A)(i) SHALL BE REPRESENTED BY $200,000.00 WORTH OF RANKIN COMMON STOCK VALUED AT THE PRICE PER SHARE OF RANKIN COMMON STOCK AT THE CLOSE OF BUSINESS ON THE DATE OF THE SIGNING OF THIS AGREEMENT.

                    (B) ON THE CLOSING DATE, PURCHASER SHALL PAY TO SELLER AN AMOUNT EQUAL TO THE PURCHASE PRICE IN CASH, BY WIRE TRANSFER OF IMMEDIATELY AVAILABLE FUNDS (PURSUANT TO WRITTEN INSTRUCTIONS TO BE PROVIDED BY SELLER TO PURCHASER), EQUAL TO THE SUM OF THOSE PORTIONS OF THE PURCHASE PRICE PROVIDED FOR IN SECTIONS 2.3(A)(1) HEREOF (SUCH AMOUNT, THE "CLOSING DATE PAYMENT"), LESS THE ESCROW AMOUNT OF ONE HUNDRED THOUSAND DOLLARS ($100,000.00), WHICH SHALL BE DISTRIBUTED IN ACCORD WITH THE ESCROW AGREEMENT ATTACHED HERETO AS EXHIBIT D, AND FURTHER, PURCHASER WILL EFFECT A TRANSFER OF STOCK AS PROVIDED FOR IN SECTION 2.3(A)(11), AND FURTHER DELIVER THE ANCILLARY AGREEMENTS.

                    THE CLOSING DATE PAYMENT SHALL BE ADJUSTED, AND THE REMAINDER OF THE PURCHASE PRICE SHALL BE PAID BY THE PURCHASER, PURSUANT TO SECTIONS 2.4, AND 2.5 HEREOF.

         SECTION 2.4 PHYSICAL INVENTORY; DETERMINATION OF PURCHASED INVENTORY.

                    (A)  COMMENCING ON OR ABOUT 5:00 P.M. ON THE   DAY OF
                                  , 1999, CONTINUING OVER THE NEXT TWO DAYS
                         (THE "PHYSICAL INVENTORY PERIOD"), EMPLOYEES OR REPRESENTATIVES OF SELLER AND PURCHASER WILL JOINTLY CONDUCT A PHYSICAL INVENTORY COUNT OF THE CLEAN, CURRENT AND SALABLE INVENTORY AND THE FIXED ASSETS
                         AT THE BUSINESS LOCATIONS. A WRITTEN, ITEMIZED LIST SETTING FORTH SPECIFICALLY ALL SUCH ITEMS OF INVENTORY PHYSICALLY ACCOUNTED FOR WHICH ARE CLEAN, CURRENT AND SALABLE SHALL BE PREPARED BY SELLER WITH THE ASSISTANCE OF PURCHASER, AND SHALL, ON THE

                         CLOSING DATE, BE ATTACHED HERETO AS SCHEDULE B-1, WITH SUCH REVISIONS MADE BY SELLER WITH THE ASSISTANCE OF PURCHASER AS ARE NECESSARY TO REFLECT ANY CHANGES IN THE INVENTORY THAT OCCUR DURING THE PERIOD COMMENCING IMMEDIATELY AFTER THE PHYSICAL INVENTORY DATE AND ENDING ON THE CLOSING DATE. SELLER AND PURCHASER SHALL EACH BEAR THEIR OWN COSTS ASSOCIATED WITH CONDUCTING THE PHYSICAL INVENTORY. ONLY INVENTORY IN A CURRENT PRICE SHEET OR STILL READILY AVAILABLE FROM THE MANUFACTURER WILL BE PURCHASED BY PURCHASER. PURCHASER WILL REIMBURSE SELLER FOR ITS LABOR COSTS ASSOCIATED WITH THE TAKING OF THIS INVENTORY; HOWEVER, IT BEING UNDERSTOOD AND AGREED THAT SAID REIMBURSEMENT IS NOT TO INCLUDE COSTS ASSOCIATED WITH SALARIED OR MANAGEMENT PERSONNEL.

                    (B) AT THE COMPLETION OF THE PHYSICAL INVENTORY CONDUCTED PURSUANT TO SECTION 2.4(A), PURCHASER SHALL PREPARE A LIST OF INVENTORY AND THE INVENTORY VALUE TO BE PURCHASED IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT, (SUCH ITEMS OF INVENTORY, COLLECTIVELY, THE "PURCHASED INVENTORY"), WHICH LIST SHALL BE: (1) ADJUSTED AS OF THE CLOSING DATE BY SELLER WITH THE ASSISTANCE OF PURCHASER TO REFLECT CHANGES IN THE PURCHASED INVENTORY THAT OCCUR DURING THE PERIOD COMMENCING IMMEDIATELY AFTER THE PHYSICAL INVENTORY DATE AND ENDING ON THE CLOSING DATE; AND (11) ATTACHED TO THIS AGREEMENT ON THE CLOSING DATE AS SCHEDULE B-2, SAID INVENTORY AND INVENTORY VALUE SUBJECT TO THE "TRUE UP" PROVIDED BY SECTION 5.7.

         SECTION 2.5 ALLOCATION OF PURCHASE PRICE. TO THE EXTENT REQUIRED BY LAW AFTER THE CLOSING DATE, PURCHASER AND SELLER SHALL PREPARE AND FILE THOSE STATEMENTS OR FORMS (INCLUDING FORM 8594) REQUIRED BY SECTION 1060 OF THE CODE AND THE TREASURY REGULATIONS THEREUNDER AND SHALL FILE SUCH STATEMENTS OR FORMS WITH THEIR RESPECTIVE FEDERAL INCOME TAX RETURNS. THE PARTIES SHALL PREPARE SUCH STATEMENTS OR FORMS CONSISTENTLY WITH ANY AGREED ALLOCATION OF ALL OR A PORTION OF THE PURCHASE PRICE TO THE PURCHASED ASSETS. EACH PARTY SHALL PROVIDE THE OTHER PARTY WITH A COPY OF SUCH STATEMENTS OR FORMS AS FILED.

         SECTION 2.6 SALE AT CLOSING DATE. THE SALE, TRANSFER, ASSIGNMENT AND DELIVERY BY SELLER OF THE PURCHASED ASSETS TO PURCHASER, AND THE ASSUMPTION BY PURCHASER OF THE ASSUMED LIABILITIES, AS HEREIN PROVIDED SHALL BE EFFECTED ON THE CLOSING DATE BY (A) THE EXECUTION AND DELIVERY BY SELLER AND PURCHASER OF AN ASSIGNMENT AND ASSUMPTION AGREEMENT FOR THE LEASE AND EACH OF THE OTHER CONTRACTS SUBSTANTIALLY IN THE FORM OF EXHIBIT A, PURSUANT TO WHICH ASSIGNMENT AND ASSUMPTION AGREEMENTS PURCHASER SHALL BE SUBJECT TO ALL LIABILITIES AND OBLIGATIONS UNDER THE ASSIGNED CONTRACTS WHICH ACCRUE AFTER THE CLOSING DATE, AND (B) WITH RESPECT TO THE OTHER PURCHASED ASSETS AND ASSUMED LIABILITIES, BY THE EXECUTION AND DELIVERY BY THE SELLER AND PURCHASER OF THE BILL OF SALE AND ASSUMPTION AGREEMENT SUBSTANTIALLY IN THE FORM OF EXHIBIT B.

         SECTION 2.7 APPORTIONMENTS. THE FOLLOWING AMOUNTS ARE TO BE APPORTIONED AS OF 12:00 MIDNIGHT ON THE DAY PRECEDING THE CLOSING DATE (THE "APPORTIONMENT DATE") (I) WATER, SEWER AND UTILITY CHARGES ; AND (II) SUCH OTHER APPORTIONMENTS AND ADJUSTMENTS AS ARE CUSTOMARILY APPORTIONED IN TRANSACTIONS OF THIS NATURE. EXCEPT AS OTHERWISE PROVIDED HEREIN, ALL PRORATIONS SHALL BE MADE ON THE BASIS OF ACTUAL BILLS, TO THE EXTENT AVAILABLE, OR, IN THE ABSENCE OF SUCH ACTUAL BILLS, ON GOOD FAITH ESTIMATES OF SELLER BASED ON THE MOST RECENT BILL RECEIVED BY SELLER.

ALL PRORATIONS SHALL BE ADJUSTED WITHIN TEN (10) BUSINESS DAYS OF SELLER'S RECEIPT OF THE FINAL BILLS.


                                  ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF SELLER

         SUBJECT TO SECTION 3.12, THE SELLER REPRESENTS AND WARRANTS TO PURCHASER AS FOLLOWS:

         SECTION 3.1 AUTHORITY OF SELLER. SELLER IS A CORPORATION VALIDLY EXISTING AND IN GOOD STANDING UNDER THE LAWS OF THE STATE OF LOUISIANA SELLER HAS FULL CORPORATE POWER AND AUTHORITY TO EXECUTE AND DELIVER THIS AGREEMENT AND EACH OF THE ANCILLARY AGREEMENTS, AND THE EXECUTION AND DELIVERY BY EACH SELLER OF THIS AGREEMENT AND THE ANCILLARY AGREEMENTS AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY HAVE BEEN DULY AND VALIDLY AUTHORIZED BY ALL NECESSARY CORPORATE ACTION ON THE PART OF SELLER, AND THIS AGREEMENT CONSTITUTES, AND EACH OF THE ANCILLARY AGREEMENTS UPON ITS EXECUTION WILL CONSTITUTE, THE LEGAL, VALID AND BINDING OBLIGATION OF SELLER ENFORCEABLE IN ACCORDANCE WITH ITS TERMS, SUBJECT TO RECEIPT OF THE CONSENTS, WAIVERS AND APPROVALS SPECIFIED ON SCHEDULE 3.3, AND EXCEPT AS SUCH ENFORCEMENT MAY BE LIMITED BY APPLICABLE BANKRUPTCY, INSOLVENCY, MORATORIUM, OR SIMILAR LAWS FROM TIME TO TIME IN EFFECT WHICH AFFECT CREDITORS' RIGHTS GENERALLY, AND BY LEGAL AND EQUITABLE LIMITATIONS ON THE ENFORCEABILITY OF SPECIFIC REMEDIES.

         SECTION 3.2 NO CONFLICT OR VIOLATION. THE EXECUTION, DELIVERY AND PERFORMANCE BY SELLER OF THIS AGREEMENT AND THE ANCILLARY AGREEMENTS DO NOT AND WILL NOT VIOLATE OR CONFLICT WITH ANY PROVISION OF THE CERTIFICATE OF INCORPORATION OR BY-LAWS OF SELLER AND, ASSUMING THAT THE CONSENTS, WAIVERS, AUTHORIZATIONS, APPROVALS, DECLARATIONS, FILINGS AND REGISTRATIONS REFERRED TO IN SECTION 3.3 ARE OBTAINED OR MADE, DO NOT AND WILL NOT VIOLATE OR RESULT IN A MATERIAL BREACH OF OR CONSTITUTE (WITH DUE NOTICE OR LAPSE OF TIME OR BOTH) A MATERIAL DEFAULT UNDER ANY ASSIGNED CONTRACT.

         SECTION 3.3 CONSENTS AND APPROVALS. SCHEDULE 3.3 SETS FORTH A TRUE AND COMPLETE LIST OF EACH MATERIAL CONSENT, WAIVER, AUTHORIZATION OR APPROVAL OF ANY PERSON IN CONNECTION WITH ANY ASSIGNED CONTRACT THAT IS REQUIRED FOR THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY SELLER OR THE PERFORMANCE BY SELLER OF ITS OBLIGATIONS HEREUNDER.

         SECTION 3.4 COMPLIANCE WITH LAW. EXCEPT AS SET FORTH ON SCHEDULE 3.4, TO SELLER'S KNOWLEDGE SELLER HAS NOT RECEIVED WRITTEN NOTICE OF ANY VIOLATION OF ANY LAW, REGULATION, ORDER OR OTHER LEGAL REQUIREMENT, AND IS NOT IN DEFAULT IN ANY MATERIAL RESPECT UNDER ANY ORDER, WRIT, JUDGMENT, AWARD, INJUNCTION OR DECREE OF ANY GOVERNMENTAL AGENCY, APPLICABLE TO THE PURCHASED ASSETS.

         SECTION 3.5 PERMITS, NOTICES. ATTACHED HERETO AS SCHEDULE 3.5 IS A COMPLETE LIST OF ALL GOVERNMENTAL PERMITS, LICENSES AND AUTHORIZATIONS (COLLECTIVELY, THE 'PERMITS') WHICH SELLER HAS OBTAINED TO OPERATE THE BUSINESS. TO SELLER'S KNOWLEDGE, NO OTHER GOVERNMENTAL PERMITS, LICENSES OR AUTHORIZATIONS WERE NECESSARY TO OPERATE AND CONTINUE THE FACILITY AND THE BUSINESS. To SELLER'S KNOWLEDGE, SELLER WAS NOT IN BREACH OF THE TERMS OF ANY OF THE PERMITS AND HAD PAID ALL NECESSARY FEES ASSOCIATED THEREWITH AND THERE WERE NO OTHER PERMITS

NECESSARY FOR THE OPERATION OF THE BUSINESS. EXCEPT AS DISCLOSED ON SCHEDULE 3.5, SELLER HAD NOT RECEIVED AND TO SELLER'S KNOWLEDGE, THERE DID NOT EXIST, ANY NOTICE, NOTIFICATION OR INQUIRY FROM ANY GOVERNMENTAL OR QUASI-GOVERNMENTAL AGENCY TO THE EFFECT THAT THE BUSINESS OR ANY OF THE ASSETS WAS IN VIOLATION OF ANY LAW, ORDINANCE, RULE, REGULATION, LICENSE, PERMIT OR AUTHORIZATION AS OF THE DATE OF EXECUTION OF THIS AGREEMENT.

         SECTION 3.6 OWNERSHIP OF PURCHASED ASSETS AND PAYMENT OF OUTSTANDING LOANS. OTHER THAN THE REAL PROPERTY SUBJECT TO THE LEASES AND ANY ITEMS OF PROPERTY SUBJECT TO THE OTHER CONTRACTS, SELLER IS THE OWNER OF THE PURCHASED ASSETS. AT THE CLOSING BUYER WILL RECEIVE, GOOD TITLE TO ALL SUCH PURCHASED ASSETS, FREE AND CLEAR OF ANY LIENS, IT SPECIFICALLY BEING AGREED HEREIN THAT SELLER WILL PAY, RETIRE AND SATISFY ALL OF THE SHAREHOLDER NOTES AND LOANS RELATED TO CAPITAL LEASES, OUTSTANDING NOTES, LINES OF CREDIT AND TERM LOANS ASSOCIATED WITH THE BUSINESS, SAID LOANS IN THE AMOUNT REPRESENTED ON THE AUDITED FINANCIAL STATEMENTS OF THE YEAR ENDING DECEMBER 31, 1998, THROUGH THE DATE OF CLOSING. SUBJECT TO THE ABOVE, SELLER MAKES NO REPRESENTATION OR WARRANTY AS TO THE EXISTENCE OR ABSENCE OF ANY LIEN: (I) ON THE REAL PROPERTY SUBJECT TO THE LEASES; (II) ON ANY ITEMS OF PROPERTY SUBJECT TO THE OTHER CONTRACTS. SELLER HAS GOOD, VALID AND MARKETABLE TITLE TO ALL OF THE ASSETS, REAL, PERSONAL AND MIXED, INCLUDING ALL OF THE PROPERTIES AND ASSETS USED BY THE BUSINESS (EXCEPT IN EACH CASE FOR ASSETS SOLD OR OTHERWISE DISPOSED OF IN THE ORDINARY COURSE OF BUSINESS CONSISTENT WITH PAST PRACTICE), FREE AND CLEAR OF ALL MORTGAGES, LIENS, PLEDGES, SECURITY INTERESTS, CHARGES, CLAIMS, RESTRICTIONS AND OTHER ENCUMBRANCES AND DEFECTS OF TITLE OF ANY NATURE WHATSOEVER, EXCEPT LIENS FOR CURRENT TAXES NOT YET DUE AND PAYABLE. TO SELLER'S KNOWLEDGE, ALL LEASES, LICENSES, PERMITS AND AUTHORIZATIONS IN ANY MANNER RELATED TO THE PURCHASED ASSETS OR THE BUSINESS AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS PURSUANT TO WHICH SELLER HAS OBTAINED THE RIGHT TO USE ANY REAL OR PERSONAL PROPERTY IN CONNECTION WITH THE BUSINESS ARE IN GOOD STANDING, VALID AND EFFECTIVE IN ACCORDANCE WITH THEIR RESPECTIVE TERMS, AND THERE IS NOT UNDER ANY OF SUCH INSTRUMENTS, DOCUMENTS OR AGREEMENTS ANY EXISTING DEFAULT OR EVENT WHICH WITH NOTICE OR LAPSE OF TIME, OR BOTH, WOULD CONSTITUTE A DEFAULT AND IN RESPECT OF WHICH SELLER HAS NOT TAKEN ADEQUATE STEPS TO PREVENT A DEFAULT FROM OCCURRING.

         SECTION 3.7 ASSIGNED CONTRACTS. TRUE AND COMPLETE COPIES OF THE ASSIGNED CONTRACTS LISTED ON SCHEDULE 3.7 HAVE BEEN PROVIDED OR MADE AVAILABLE BY SELLER TO PURCHASER. NEITHER SELLER NOR, TO SELLER's KNOWLEDGE, ANY OTHER PARTY UNDER ANY OF THE ASSIGNED CONTRACTS, HAS COMMENCED ANY ACTION AGAINST THE OTHER OR GIVEN OR RECEIVED ANY WRITTEN NOTICE OF ANY MATERIAL DEFAULT OR VIOLATION UNDER ANY ASSIGNED CONTRACT WHICH WAS NOT WITHDRAWN OR DISMISSED. THE LEASE AND EACH OF THE OTHER ASSIGNED CONTRACTS LISTED ON SCHEDULE 3.7 IS OR WILL BE AT THE CLOSING VALID, BINDING AND IN FULL FORCE AND EFFECT AS AGAINST SELLER, EXCEPT AS OTHERWISE SET FORTH ON SCHEDULE 3.7 OR SCHEDULE C.

         SECTION 3.8 LABOR RELATIONS. EXCEPT AS SET FORTH ON SCHEDULE 3.8, SELLER IS NOT PARTY TO ANY COLLECTIVE BARGAINING AGREEMENT COVERING BUSINESS EMPLOYEES. TO SELLER'S KNOWLEDGE, NO ORGANIZATIONAL EFFORT IS PRESENTLY BEING MADE OR THREATENED IN WRITING BY OR ON BEHALF OF ANY LABOR UNION WITH RESPECT TO BUSINESS EMPLOYEES.

         SECTION 3.9 LITIGATION. EXCEPT AS SET FORTH ON SCHEDULE 3.9, THERE ARE NO ACTIONS, CAUSES OF ACTION, CLAIMS, SUITS OR PROCEEDINGS PENDING OR, TO SELLER's

KNOWLEDGE, THREATENED AGAINST SELLER WHICH SEEK TO RESTRAIN OR ENJOIN THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 3.10 BROKERS. ALL NEGOTIATIONS RELATIVE TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY HAVE BEEN CARRIED ON BY SELLER WITHOUT THE INTERVENTION OF ANY OTHER PERSON ACTING ON SELLER'S BEHALF IN SUCH MANNER AS TO GIVE RISE TO ANY VALID CLAIM BY ANY SUCH PERSON AGAINST PURCHASER FOR A FINDER'S FEE, BROKERAGE COMMISSION OR OTHER SIMILAR PAYMENT BASED ON AN ARRANGEMENT WITH SELLER.

         SECTION 3.11 EXISTING CONDITION. TO SELLER'S KNOWLEDGE, EXCEPT AS DISCLOSED ON SCHEDULE 3.11 HERETO, SELLER, IN RELATION TO THE BUSINESS, HAS
NOT:

                    (A) SOLD, ASSIGNED OR TRANSFERRED ANY OF THE ASSETS OR OTHER INTERESTS IN THE BUSINESS EXCEPT IN THE ORDINARY COURSE OF BUSINESS CONSISTENT WITH PAST PRACTICE;

                    (B) MORTGAGED, PLEDGED OR SUBJECTED TO ANY LIEN, PLEDGE, MORTGAGE, SECURITY INTEREST, CONDITIONAL SALES CONTRACT OR OTHER ENCUMBRANCE OF ANY NATURE WHATSOEVER OF ANY PURCHASED ASSETS, OTHER THAN THE LIENS, IF ANY, OF CURRENT TAXES NOT YET DUE AND PAYABLE OR LIENS WHICH WILL BE DISCHARGED OR SATISFIED BY THE CLOSING DATE;

                    (C) SUFFERED ANY DAMAGE, DESTRUCTION OR LOSS, WHETHER OR NOT COVERED BY INSURANCE, MATERIALLY AND ADVERSELY AFFECTING THE ASSETS;

                    (D) SUFFERED ANY MATERIAL ADVERSE CHANGE TO THE CONDITION OF THE PURCHASED ASSETS.

         SECTION 3.12 CONDITION OF TANGIBLE ASSETS. TO SELLER'S KNOWLEDGE, EXCEPT AS DISCLOSED ON SCHEDULE 3.12 HERETO, ALL PURCHASED ASSETS ARE IN GOOD OPERATING CONDITION AND REPAIR, SUBJECT TO NORMAL WEAR AND MAINTENANCE, ARE USABLE IN THE REGULAR AND ORDINARY COURSE OF THE BUSINESS AND CONFORM TO ALL APPLICABLE LAWS, ORDINANCES, CODES, RULES AND REGULATIONS RELATING TO THEIR CONSTRUCTION, USE AND OPERATION. TO SELLER'S KNOWLEDGE, NO PERSON OTHER THAN SELLER OWNS ANY VEHICLES, EQUIPMENT OR OTHER TANGIBLE ASSETS OR PROPERTIES SITUATED ON PROPERTY SUBJECT TO THE LEASES OR NECESSARY TO THE OPERATION OF THE BUSINESS, EXCEPT FOR LEASED ITEMS DISCLOSED ON OTHER SCHEDULES HERETO AND FOR ITEMS OF IMMATERIAL VALUE.

         SECTION 3.13 TAX AND OTHER RETURNS AND REPORTS. TO SELLER'S KNOWLEDGE, EXCEPT AS DISCLOSED ON SCHEDULE 3.13 HERETO, (A) ALL FEDERAL, STATE AND LOCAL TAX RETURNS, REPORTS AND STATEMENTS (INCLUDING ALL INCOME TAX, UNEMPLOYMENT COMPENSATION, SOCIAL SECURITY, PAYROLL, SALES AND USE, EXCISE, PRIVILEGE, PROPERTY, AD VALOREM, FRANCHISE, LICENSE, SCHOOL AND ANY OTHER TAX UNDER LAWS OF THE UNITED STATES OR ANY STATE OR MUNICIPAL OR POLITICAL SUBDIVISION THEREOF) REQUIRED TO BE FILED BY SELLER IN CONNECTION WITH THE BUSINESS (THE 'TAX RETURNS') HAVE BEEN FILED WITH THE APPROPRIATE GOVERNMENTAL AGENCIES IN ALL JURISDICTIONS IN WHICH SUCH RETURNS, REPORTS AND STATEMENTS ARE REQUIRED TO BE FILED, AND ALL SUCH RETURNS, REPORTS AND STATEMENTS PROPERLY REFLECT THE TAX LIABILITIES OF SELLER IN RELATION TO THE BUSINESS FOR THE PERIODS, PROPERTIES OR EVENTS COVERED THEREBY; (B) ALL FEDERAL, STATE AND LOCAL TAXES, ASSESSMENTS, INTEREST, PENALTIES, DEFICIENCIES, FEES AND OTHER GOVERNMENTAL CHARGES OR IMPOSITIONS, INCLUDING THOSE ENUMERATED

ABOVE IN RESPECT OF THE TAX RETURNS, WHICH ARE CALLED FOR BY THE TAX RETURNS, OR CLAIMED TO BE DUE BY ANY TAXING AUTHORITY FROM SELLER, OR UPON OR MEASURED BY SELLER'S PROPERTIES, ASSETS OR INCOME (THE "TAXES"), HAVE BEEN PROPERLY ACCRUED OR PAID; (C) SELLER HAS NOT RECEIVED ANY NOTICE OF ASSESSMENT OR PROPOSED ASSESSMENT BY THE INTERNAL REVENUE SERVICE OR ANY OTHER TAXING AUTHORITY IN CONNECTION WITH ANY TAX RETURNS AND THERE ARE NO PENDING TAX EXAMINATIONS OF OR TAX CLAIMS ASSERTED AGAINST SELLER OR ANY OF ITS ASSETS OR PROPERTIES; (D) THERE ARE NO TAX LIENS (OTHER THAN ANY LIEN FOR CURRENT TAXES NOT YET DUE AND PAYABLE) ON ANY OF THE ASSETS; (F) SELLER HAS NO KNOWLEDGE OF ANY BASIS FOR ANY ADDITIONAL ASSESSMENT OF ANY TAXES IN RELATION TO THE BUSINESS; AND (E) SELLER HAS MADE ALL DEPOSITS REQUIRED BY LAW TO BE MADE WITH RESPECT TO EMPLOYEES' WITHHOLDING TAXES.

         SECTION 3.14 CONTRACTS AND COMMITMENTS. TO SELLER'S KNOWLEDGE, EXCEPT AS LISTED AND DESCRIBED ON SCHEDULE 3.14 SELLER, IN RELATION TO THE BUSINESS, IS NOT A PARTY TO ANY WRITTEN OR ORAL:

                    (A) AGREEMENT, CONTRACT OR COMMITMENT WITH ANY PRESENT OR FORMER SHAREHOLDER, DIRECTOR, OFFICER, EMPLOYEE OR CONSULTANT OR FOR THE EMPLOYMENT OF ANY PERSON, INCLUDING ANY CONSULTANT;

                    (B) AGREEMENT, CONTRACT, COMMITMENT OR ARRANGEMENT WITH ANY LABOR UNION OR OTHER REPRESENTATIVE OF EMPLOYEES OTHER THAN: NONE;

                    (C) AGREEMENTS, CONTRACTS OR COMMITMENTS FOR THE FUTURE PURCHASE OF, OR PAYMENT FOR, SUPPLIES OR PRODUCTS, OR FOR THE PERFORMANCE OF SERVICES BY A THIRD PARTY, INVOLVING THE EXPENDITURES OF $5.,000.00, OR MORE;

                    (D) AGREEMENTS, CONTRACTS OR COMMITMENTS TO SELL OR SUPPLY PRODUCTS OR TO PERFORM SERVICES, INVOLVING $5,,000.00 IN VALUE;

                    (E) AGREEMENTS, CONTRACTS OR COMMITMENTS NOT OTHERWISE LISTED ON SCHEDULE 3.14 HERETO AND CONTINUING OVER A PERIOD OF MORE THAN SIX MONTHS FROM THE DATE HEREOF OR EXCEEDING $5,000.00 IN VALUE;

                    (F) REPRESENTATIVE OR SALES AGENCY AGREEMENT, CONTRACT OR COMMITMENT;

                    (G) LEASE UNDER WHICH SELLER IS EITHER THE LESSOR OR LESSEE, EXCEPT AS LISTED ON SCHEDULE 3.14;

                    (H) AGREEMENT, CONTRACT OR COMMITMENT FOR ANY CHARITABLE OR POLITICAL CONTRIBUTION;

                    (I) AGREEMENTS, CONTRACTS OR COMMITMENTS FOR ANY CAPITAL EXPENDITURE IN EXCESS OF $5,000.00.

                    (J) AGREEMENT, CONTRACTOR COMMITMENT LIMITING OR RESTRAINING IT FROM ENGAGING OR COMPETING IN ANY LINES OF BUSINESS WITH ANY PERSON NOR IS ANY OFFICER OR EMPLOYEE OF THE BUSINESS SUBJECT TO ANY SUCH AGREEMENT, CONTRACT OR COMMITMENT;

                    (K) LICENSE, FRANCHISE, DISTRIBUTORSHIP OR OTHER AGREEMENT, INCLUDING THOSE WHICH RELATE IN WHOLE OR IN PART TO ANY PATENT, TRADEMARK, OR COPYRIGHT OR TO ANY IDEAS, TECHNICAL ASSISTANCE OR OTHER KNOW-HOW OF OR USED BY THE BUSINESS; OR

                    (L) MATERIAL AGREEMENT OR CONTRACT NOT MADE IN THE ORDINARY COURSE OF BUSINESS.

T0 SELLER'S KNOWLEDGE, EXCEPT AS MAY BE DISCLOSED ON SCHEDULE 3.14, EACH OF THE AGREEMENTS, CONTRACTS, COMMITMENTS, LEASES AND OTHER INSTRUMENTS, DOCUMENTS AND UNDERTAKINGS LISTED ON SCHEDULE 3.14 IS VALID AND ENFORCEABLE IN ACCORDANCE WITH ITS TERMS, THE PARTIES THERETO ARE IN COMPLIANCE WITH THE PROVISIONS THEREOF, NO PARTY IS IN DEFAULT IN THE PERFORMANCE, OBSERVANCE OR FULFILLMENT OF ANY MATERIAL OBLIGATION, COVENANT OR CONDITION CONTAINED THEREIN AND NO EVENT HAS OCCURRED WHICH WITH OR WITHOUT THE GIVING OF NOTICE OR LAPSE OF TIME, OR BOTH, WOULD CONSTITUTE A DEFAULT THEREUNDER, FURTHERMORE, EXCEPT AS MAY BE DISCLOSED ON SCHEDULE 3.14, NO SUCH AGREEMENT, CONTRACT, COMMITMENT, LEASE OR OTHER INSTRUMENT, DOCUMENT OR UNDERTAKING, IN THE REASONABLE OPINION OF THE SELLER, CONTAINS ANY CONTRACTUAL REQUIREMENT WITH WHICH THERE IS A REASONABLE LIKELIHOOD SELLER OR ANY OTHER THERETO WILL BE UNABLE TO COMPLY.


                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF PURCHASER

         PURCHASER REPRESENTS AND WARRANTS TO SELLER AS FOLLOWS:

         SECTION 4.1 AUTHORITY OF PURCHASER. PURCHASER IS A CORPORATION, VALIDLY EXISTING, AND IN GOOD STANDING UNDER THE LAWS OF THE STATE OF LOUISIANA. PURCHASER HAS FULL CORPORATE POWER AND AUTHORITY TO EXECUTE AND DELIVER THIS AGREEMENT AND EACH OF THE ANCILLARY AGREEMENTS, AND THE EXECUTION AND DELIVERY BY PURCHASER OF THIS AGREEMENT AND THE ANCILLARY AGREEMENTS AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY HAVE BEEN DULY AND VALIDLY AUTHORIZED BY ALL NECESSARY CORPORATE ACTION ON THE PART OF PURCHASER, AND THIS AGREEMENT CONSTITUTES, AND EACH OF THE ANCILLARY AGREEMENTS UPON ITS EXECUTION WILL CONSTITUTE, THE LEGAL, VALID AND BINDING OBLIGATION OF PURCHASER ENFORCEABLE IN ACCORDANCE WITH THEIR TERMS, EXCEPT AS SUCH ENFORCEMENT MAY BE LIMITED BY APPLICABLE BANKRUPTCY, INSOLVENCY, MORATORIUM, OR SIMILAR LAWS FROM TIME TO TIME IN EFFECT WHICH AFFECT CREDITORS' RIGHTS GENERALLY, AND BY LEGAL AND EQUITABLE LIMITATIONS ON THE ENFORCEABILITY OF SPECIFIC REMEDIES. PURCHASER HAS FULL CORPORATE POWER AND AUTHORITY TO OWN ITS PROPERTIES AND TO CARRY ON THE BUSINESS PRESENTLY BEING CONDUCTED BY IT.

         SECTION 4.2 NO CONFLICT OR VIOLATION. THE EXECUTION, DELIVERY AND PERFORMANCE BY PURCHASER OF THIS AGREEMENT AND THE ANCILLARY AGREEMENTS DO NOT AND WILL NOT VIOLATE OR CONFLICT WITH ANY PROVISION OF THE CERTIFICATE OF INCORPORATION OR BY-LAWS OF PURCHASER AND DO NOT AND WILL NOT VIOLATE ANY PROVISION OF LAW, OR ANY ORDER, JUDGMENT OR DECREE OF ANY COURT OR OTHER GOVERNMENTAL AGENCY APPLICABLE TO PURCHASER, OR VIOLATE OR RESULT IN A MATERIAL BREACH OF OR CONSTITUTE (WITH DUE NOTICE OR LAPSE OF TIME OR BOTH) A DEFAULT UNDER ANY LOAN AGREEMENT, MORTGAGE, SECURITY AGREEMENT, INDENTURE OR OTHER INSTRUMENT TO WHICH PURCHASER IS A PARTY OR BY WHICH IT IS BOUND.

         SECTION 4.3 CONSENTS AND APPROVALS. THE EXECUTION, DELIVERY AND PERFORMANCE BY PURCHASER OF THIS AGREEMENT DO NOT REQUIRE THE CONSENT OR APPROVAL OF, OR FILING WITH, ANY GOVERNMENTAL AGENCY OR OTHER ENTITY OR PERSON
EXCEPT: (I) AS MAY BE REQUIRED TO EFFECT THE TRANSFER OF ANY PERMITS; OR (II) SUCH CONSENTS, APPROVALS AND FILINGS, THE FAILURE TO OBTAIN OR MAKE WHICH WOULD NOT, INDIVIDUALLY OR IN THE AGGREGATE, HAVE A MATERIAL ADVERSE EFFECT ON ITS ABILITY TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 4.4 AVAILABILITY OF FUNDS. PURCHASER HAS OBTAINED COMMITTED FINANCING AS DESCRIBED ON SCHEDULE 4.4 HERETO, SUFFICIENT TO ALLOW IT TO PAY THE PURCHASE PRICE AT THE TIMES AND IN THE MANNER SET FORTH IN THIS AGREEMENT AND TO SATISFY ALL ITS OTHER OBLIGATIONS UNDER THIS AGREEMENT, AND ON THE DATE OF THIS AGREEMENT PURCHASER HAS PROVIDED SELLER WITH ALL DOCUMENTATION RELATING TO SUCH COMMITTED FINANCING.

         SECTION 4.5 LITIGATION. THERE ARE NO ACTIONS, CAUSES OF ACTION, CLAIMS, SUITS, PROCEEDINGS, ORDERS, WRITS, INJUNCTIONS, OR DECREES PENDING OR, TO THE KNOWLEDGE OF PURCHASER, THREATENED AGAINST PURCHASER AT LAW OR IN EQUITY OR BEFORE OR BY ANY GOVERNMENTAL AGENCY, WHICH SEEK TO RESTRAIN OR ENJOIN THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THAT COULD OTHERWISE ADVERSELY AFFECT THE ABILITY OF PURCHASER TO PERFORM ITS OBLIGATIONS HEREUNDER.

         SECTION 4.6 BROKERS. ALL NEGOTIATIONS RELATIVE TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY HAVE BEEN CARRIED ON BY PURCHASER WITHOUT THE INTERVENTION OF ANY OTHER PERSON ACTING ON ITS BEHALF IN SUCH MANNER AS TO GIVE RISE TO ANY VALID CLAIM BY ANY SUCH PERSON AGAINST THE SELLER OR THEIR AFFILIATES FOR A FINDER'S FEE, BROKERAGE COMMISSION OR OTHER SIMILAR PAYMENT BASED ON AN ARRANGEMENT WITH PURCHASER.


                                   ARTICLE V

                          CERTAIN COVENANTS OF SELLER

         SELLER COVENANTS WITH PURCHASER THAT FROM AND AFTER THE DATE HEREOF THROUGH THE CLOSING DATE:

         SECTION 5.1 CONDUCT OF BUSINESS BEFORE THE CLOSING DATE. SELLER SHALL NOT, EXCEPT AS REQUIRED OR EXPRESSLY PERMITTED PURSUANT TO THE TERMS HEREOF, MAKE ANY MATERIAL CHANGE IN THE BUSINESS, FIXED ASSETS, CAPITAL STRUCTURE, OR CONTRACTUAL OR EMPLOYMENT RELATIONSHIPS, OR ENTER INTO ANY TRANSACTION RESPECTING THE PURCHASED ASSETS, OTHER THAN (A) SALES OF INVENTORY IN THE ORDINARY COURSE OF THE BUSINESS, OR (B) OTHER TRANSACTIONS IN THE ORDINARY COURSE OF THE BUSINESS, IN EITHER CASE SUBSTANTIALLY CONSISTENT WITH SELLER'S PAST PRACTICES OR AS OTHERWISE CONTEMPLATED BY THIS AGREEMENT. FURTHER, THERE SHALL BE NO MATERIAL ADVERSE CHANGE AS OF THE SIGNING OF THE DEFINITIVE AGREEMENT IN THE BUSINESS MIX, OPERATIONS, RESULTS OF OPERATIONS OR FINANCIAL CONDITION OF SELLER AS REFLECTED IN THE AUDITED FINANCIAL STATEMENTS BY PEAT MARWICK OF SELLER FOR THE FISCAL YEAR ENDED AS OF THE SAME DATE (DECEMBER 31,
1998). THERE SHALL HAVE BEEN AND SHALL BE NO SIGNIFICANT CHANGE IN THE MANAGEMENT OF SELLER FROM OCTOBER 7,1998 UNTIL THE CLOSING WITHOUT THE EXPRESS CONSENT OF PURCHASER.

         SECTION 5.2 IN GENERAL. EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT, SELLER SHALL BE RESPONSIBLE FOR ANY AND ALL WAGES, VACATIONS, HOLIDAYS, UNION CHECKOFF DUES, BEREAVEMENT PAY, JURY DUTY PAY, DISABILITY INCOME, SUPPLEMENTAL UNEMPLOYMENT BENEFITS, PERSONAL OR SICK LEAVE PAY, PAYROLL EXPENSES AND, OTHER BENEFITS UNDER ANY OF THE SELLER'S EMPLOYEE BENEFIT PLANS, ARISING OUT OF THE EMPLOYMENT OF EMPLOYEES ("EMPLOYEES") BY SELLER WHICH ARE EARNED PRIOR TO THE CLOSING DATE (REGARDLESS OF WHEN SUCH AMOUNTS ARE PAYABLE) AND PURCHASER SHALL BE RESPONSIBLE FOR AND ASSUME ALL LIABILITY FOR ACCRUED VACATION BENEFITS AS REFLECTED ON THE AUGUST 31,1998, BALANCE SHEET, SUBJECT TO "TRUE UP" PURSUANT TO SECTION 5.7, AND ANY AND ALL SUCH AMOUNTS (OR ANY COMPARABLE AMOUNTS UNDER PURCHASER'S PLANS) TO EMPLOYEES THAT ARE EARNED ON OR AFTER THE CLOSING DATE.

         SECTION 5.3 INFORMATION AND ACCESS. SELLER WILL PERMIT REPRESENTATIVES OF PURCHASER TO HAVE REASONABLE ACCESS DURING NORMAL BUSINESS HOURS AFTER REASONABLE NOTICE FROM PURCHASER TO SELLER, AND IN A MANNER SO AS NOT TO INTERFERE WITH THE NORMAL OPERATIONS, TO ALL PREMISES, PROPERTIES, PERSONNEL, ACCOUNTANTS, BOOKS, RECORDS, CONTRACTS AND DOCUMENTS OF OR PERTAINING TO THE PURCHASED ASSETS. PURCHASER AND EACH OF ITS REPRESENTATIVES WILL TREAT AND HOLD SUCH INFORMATION AS CONFIDENTIAL. PURCHASER SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS SELLER, THE LESSOR UNDER THE LEASE AND THEIR RESPECTIVE AFFILIATES FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION, LOSSES, DAMAGES, LIABILITIES, COST AND EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND DISBURSEMENTS), SUFFERED OR INCURRED BY SUCH PERSONS IN CONNECTION WITH (I) PURCHASER'S AND/OR PURCHASER'S REPRESENTATIVES' ENTRY UPON THE LEASED PROPERTY, OR (II) ANY AND ALL OTHER ACTIVITIES UNDERTAKEN BY PURCHASER OR PURCHASER'S REPRESENTATIVES PURSUANT TO THIS SECTION 5.3.

         SECTION 5.4 FURTHER ASSURANCES. UPON THE REQUEST OF PURCHASER AT ANY TIME AFTER THE CLOSING DATE, TO THE EXTENT THAT SELLER IS ABLE TO COMPLY WITH THE REQUIREMENTS OF THIS SECTION, SELLER SHALL FORTHWITH EXECUTE AND DELIVER SUCH DOCUMENTS AS PURCHASER OR ITS COUNSEL MAY REASONABLY REQUEST TO EFFECTUATE THE PURPOSES OF THIS AGREEMENT.

         SECTION 5.5 REASONABLE EFFORTS. UPON THE TERMS AND SUBJECT TO THE CONDITIONS OF THIS AGREEMENT, SELLER WILL USE COMMERCIALLY REASONABLE EFFORTS TO TAKE, OR CAUSE TO BE TAKEN, ALL ACTIONS, AND TO DO, OR CAUSE TO BE DONE, ALL THINGS NECESSARY OR PROPER CONSISTENT WITH APPLICABLE LAW TO CONSUMMATE AND MAKE EFFECTIVE IN THE MOST EXPEDITIOUS MANNER PRACTICABLE THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 5.6 CURE OF DEFAULTS. SELLER SHALL (I) CURE ANY DEFAULT IN BASE RENTAL PAYMENTS ARISING UNDER THE LEASE AND OUTSTANDING AS OF THE CLOSING DATE; AND (II) USE COMMERCIALLY REASONABLE EFFORTS TO CURE ANY AND ALL OTHER DEFAULTS WITH RESPECT TO THE ASSIGNED CONTRACTS. SHOULD SELLER FOR SOME REASON BE UNABLE TO CURE SUCH DEFAULT, SELLER WILL PROVIDE A SCHEDULE TO BE DESIGNATED
SCHEDULE 5.6, AND SELLER WILL PROVIDE INDEMNITY AGREEMENTS FOR ANY SUCH DEFAULTS, AGREEING TO FULLY INDEMNIFY PURCHASER FOR ANY LOSS OR DAMAGES SUSTAINED AS A RESULT OF SAID DEFAULT, PURCHASER MAINTAINING, IN ITS SOLE DISCRETION, THE RIGHT TO WAIVE ANY OR ALL SUCH DEFAULTS.

         SECTION 5.7 AUDIT OF OPERATIONS AT BUSINESS LOCATIONS. PRIOR TO CLOSING, SELLER SHALL PROVIDE PURCHASER WITH INTERIM, UNAUDITED FINANCIAL STATEMENTS FOR SELLER FOR THE TWELVE (12) MONTHS ENDED DECEMBER, 1998 AND MONTHLY FINANCIAL STATEMENTS OF SELLER FOR EACH MONTH AFTER DECEMBER, 1998 UNTIL THE CLOSING, AND SUCH FINANCIAL STATEMENTS SHALL BE TRUE, COMPLETE AND CORRECT IN ALL MATERIAL RESPECTS AND THE INVENTORY AND RECEIVABLES THEREIN FAIRLY STATED. THE AFOREMENTIONED INTERIM UNAUDITED FINANCIAL STATEMENTS DO NOT REFLECT ANY MATERIAL ADVERSE CHANGE IN SELLER'S RESULTS OF OPERATIONS AND FINANCIAL CONDITION AS COMPARED TO SELLER'S RESULTS AND OPERATIONS AND FINANCIAL CONDITION AS REFLECTED IN THE REVIEWED FINANCIAL STATEMENTS OF SELLER PREVIOUSLY PROVIDED TO PURCHASER. PURCHASER SHALL PAY SELLER $20,000.00 FOR THE COST OF THE DECEMBER 31, 1998 AUDIT OF SELLER. WITHIN SIXTY (60) DAYS AFTER THE CLOSING, A "TRUE UP" AND AUDIT WILL OCCUR TO DETERMINE THE APPROPRIATE AMOUNT OF THE PURCHASE PRICE TO BE PAID FROM ESCROW BASED ON A FINAL DETERMINATION OF THE PURCHASED ASSETS, THE COSTS OF SUCH TRUE UP AND AUDIT TO BE PAID BY PURCHASER.

         SECTION 5.8 SEVERANCE; VACATION AND SICK LEAVE. SELLER SHALL OTHERWISE INDEMNIFY AND HOLD PURCHASER HARMLESS, TO THE EXTENT PURCHASER IS NOT OTHERWISE LIABLE, ON ACCOUNT OF ANY CLAIM BY ANY BUSINESS EMPLOYEES WITH RESPECT TO ANY AMOUNTS OWED TO SUCH BUSINESS EMPLOYEES FOR SEVERANCE OR UNUSED VACATION AND SICK LEAVE EARNED AS OF THE CLOSING DATE.

         SECTION 5.9 WORKER'S COMPENSATION/OSHA.

                    (A) SELLER SHALL RETAIN RESPONSIBILITY FOR ALL WORKERS' COMPENSATION CLAIMS FILED BY EMPLOYEES EITHER PRIOR TO OR SUBSEQUENT TO THE CLOSING DATE FOR INJURIES SUSTAINED PRIOR TO THE CLOSING DATE. PURCHASER SHALL BE RESPONSIBLE FOR ALL WORKERS' COMPENSATION CLAIMS RELATED TO THE BUSINESS WHICH ARE NOT THE RESPONSIBILITY OF SELLER UNDER THE PRECEDING SENTENCE.

                    (B) SELLER SHALL RETAIN RESPONSIBILITY FOR ANY MONETARY FINES OR PENALTIES ASSESSED UNDER THE OCCUPATIONAL SAFETY AND HEALTH ACT ('OSHA') AND SIMILAR STATE AND LOCAL STATUTES AND ORDINANCES AND THAT ARE ASSESSED WITH RESPECT TO CITATIONS OUTSTANDING AT THE CLOSING DATE ('OUTSTANDING CITATIONS') WHICH CITATIONS RELATE TO THE BUSINESS OR TO THE EMPLOYEES. PURCHASER SHALL PROMPTLY TAKE, AND SHALL ASSUME RESPONSIBILITY FOR, ALL REMEDIAL AND NON-MONETARY ACTION REQUIRED AS A RESULT OF ANY OUTSTANDING CITATIONS BUT SELLER SHALL INDEMNIFY AND HOLD HARMLESS PURCHASE FROM ALL COSTS INCURRED AS A RESULT OF SUCH ACTIONS. PURCHASER SHALL BE RESPONSIBLE FOR ALL CITATIONS RELATING TO THE BUSINESS OR TO THE EMPLOYEES MADE AFTER THE CLOSING DATE.

         SECTION 5.10 GRIEVANCES. SELLER SHALL BE RESPONSIBLE FOR (I) THE RESOLUTION OF ALL FILED GRIEVANCES ATTRIBUTABLE TO EVENTS OCCURRING PRIOR TO THE CLOSING DATE AND (II) THE PAYMENT OF ANY AMOUNTS IN THE NATURE OF BACK PAY OR EMPLOYEE COMPENSATION IN RESPECT OF SUCH GRIEVANCES FOR PERIODS BEFORE OR AFTER THE CLOSING DATE AND ALL OTHER EXPENSES INCIDENT THERETO.

         SECTION 5.11 SELLER CERTIFICATION. SECTION 1445 OF THE INTERNAL REVENUE CODE PROVIDES THAT A PURCHASER OF A U.S. REAL PROPERTY INTEREST MUST WITHHOLD TAX IF THE SELLER IS A FOREIGN PERSON. IN CONNECTION THEREWITH, SELLER WARRANTS THAT WITHHOLDING OF TAX IS NOT REQUIRED UPON DISPOSITION OF THE U.S. REAL PROPERTY INTEREST BEING SOLD PURSUANT TO THIS AGREEMENT, AGREES TO HOLD PURCHASER HARMLESS FROM ANY LIABILITY UNDER SECTION 1445 OR ANY INTEREST OR PENALTIES IMPOSED IN CONNECTION THEREWITH, AND REPRESENTS THE FOLLOWING:

                    (A) SELLER IS NOT A FOREIGN CORPORATION, FOREIGN PARTNERSHIP, FOREIGN TRUST, OR FOREIGN ESTATE (AS THESE TERMS ARE DEFINED IN INTERNAL REVENUE CODE AND INCOME TAX REGULATIONS);

                    (B)  SELLER'S U.S. EMPLOYER IDENTIFICATION NO. IS
                         72-0462313;

                    (C) SELLER'S OFFICE ADDRESS is 725 BERT KOUNS INDUSTRIAL LOOP, SHREVEPORT, LOUISIANA 71118; AND

                    (D) SELLER SHALL PROVIDE ON OR BEFORE THE CLOSING DATE A CERTIFICATION OF NONFOREIGN STATUS AS PROVIDED IN TREAS. REG. SECTION 1.4445-T(B))2)(iii)(B).

SELLER CONSENTS THAT THE INFORMATION CONTAINED IN THIS SECTION 5.11 MAY BE DISCLOSED TO THE INTERNAL REVENUE SERVICE BY THE PURCHASER.

         SECTION 5.12 SELLER INDEMNITY. TO THE EXTENT NOT OTHERWISE PROVIDED HEREIN, EXCEPT FOR ASSUMED LIABILITIES, SELLER AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS PURCHASER FROM AND AGAINST:

                    (A) ALL DEBTS, LIABILITIES AND OBLIGATIONS ARISING OUT OF OR IN ANYWAY RELATING TO THE OPERATION OF THE BUSINESS ACCRUING PRIOR TO THE CLOSING DATE OR FROM EVENTS OCCURRING PRIOR TO THE CLOSING WITH RESPECT TO THE OWNERSHIP, MANAGEMENT, OPERATION AND MAINTENANCE OF THE BUSINESS;

                    (B) ANY ACTUAL LOSS, LIABILITY OR DAMAGE SUFFERED OR INCURRED BY PURCHASER BECAUSE ANY REPRESENTATION OR WARRANTY CONTAINED IN THIS AGREEMENT, OR IN ANY DOCUMENT FURNISHED TO PURCHASER BY SELLER IN CONNECTION WITH THE CLOSING HEREUNDER, SHALL BE FALSE OR MISLEADING IN ANY MATERIAL RESPECT; AND

                    (C) ALL REASONABLE COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) INCURRED BY PURCHASER IN CONNECTION WITH ANY ACTION, SUIT, PROCEEDING, DEMAND, ASSESSMENT OR JUDGMENT INCIDENT TO ANY OF THE MATTERS INDEMNIFIED AGAINST IN THIS PROVISION.


                                   ARTICLE VI

                         CERTAIN COVENANTS OF PURCHASER

         SECTION 6.1 REASONABLE EFFORTS AND FURTHER ASSURANCES. UPON THE TERMS AND SUBJECT TO THE CONDITIONS OF THIS AGREEMENT, PURCHASER WILL USE COMMERCIALLY REASONABLE EFFORTS TO TAKE, OR CAUSE TO BE TAKEN, ALL ACTION, AND TO DO, OR CAUSE TO BE DONE, ALL THINGS NECESSARY OR PROPER CONSISTENT WITH APPLICABLE LAW TO CONSUMMATE AND MAKE EFFECTIVE IN THE MOST EXPEDITIOUS MANNER PRACTICABLE THE TRANSACTIONS CONTEMPLATED HEREBY. UPON THE REQUEST OF PURCHASER AT ANY TIME AFTER THE CLOSING DATE, TO THE EXTENT THAT SELLER IS ABLE TO COMPLY WITH THE REQUIREMENTS OF THIS SECTION, SELLER SHALL FORTHWITH EXECUTE AND DELIVER SUCH DOCUMENTS AS PURCHASER OR ITS COUNSEL MAY REASONABLY REQUEST TO EFFECTUATE THE PURPOSES OF THIS AGREEMENT.

         SECTION 6.2 PERFORMANCE UNDER ASSIGNED CONTRACTS. PURCHASER AGREES THAT FROM AND AFTER THE CLOSING DATE IT SHALL (I) ASSUME ALL OBLIGATIONS AND LIABILITIES UNDER THE ASSIGNED CONTRACTS WHICH ACCRUE AFTER THE CLOSING DATE,
(II) TAKE ALL ACTIONS NECESSARY TO SATISFY ITS OBLIGATIONS UNDER THE TERMS AND CONDITIONS OF EACH OF THE ASSIGNED CONTRACTS AND (III) INDEMNIFY AND HOLD HARMLESS SELLER FOR ANY LOSS OR DAMAGES ARISING OUT OF A BREACH OF THIS COVENANT.

         SECTION 6.3 PURCHASER FINANCING. PURCHASER SHALL, FROM THE DATE OF THIS AGREEMENT UNTIL AND INCLUDING THE CLOSING DATE, MAINTAIN THE AVAILABILITY OF FUNDS PURSUANT TO THE COMMITTED FINANCING SET FORTH ON SCHEDULE 4.4, AND, IN THE EVENT THAT SUCH FINANCING BECOMES UNAVAILABLE, SHALL (I) USE COMMERCIALLY REASONABLE EFFORTS TO OBTAIN ALTERNATIVE COMMITTED FINANCING AND (II) IN THE EVENT THAT PURCHASER IS UNABLE TO OBTAIN SUCH ALTERNATIVE COMMITTED FINANCING, ACCEPT SUCH ALTERNATIVE FINANCING AS MAY BE ARRANGED BY SELLER, PROVIDED THAT SUCH SELLER ARRANGED FINANCING IS ON TERMS NO LESS FAVORABLE TO PURCHASER THAN THE

COMMITTED FINANCING SET FORTH ON SCHEDULE 4.4 (IT BEING UNDERSTOOD THAT SELLER SHALL BE UNDER NO OBLIGATION TO OBTAIN ALTERNATIVE FINANCING FOR PURCHASER). SELLER ACKNOWLEDGES AND CONSENTS TO AND AGREES TO EXECUTE A CONSENT TO COLLATERAL ASSIGNMENT OF ASSET PURCHASE AGREEMENT BY RANKIN AUTOMOTIVE GROUP, INC. TO HELLER FINANCIAL, INC.

         SECTION 6.4 PURCHASER INDEMNITY. TO THE EXTENT NOT OTHERWISE PROVIDED HEREIN OR NOT INCONSISTENT WITH ANY OTHER PROVISION HEREOF, PURCHASER AGREES TO DEFEND, INDEMNIFY AND HOLD SELLER HARMLESS FROM AND AGAINST:

                    (A) ALL DEBTS, LIABILITIES AND OBLIGATIONS ARISING OUT OF OR IN ANYWAY RELATING TO THE OPERATION OF THE BUSINESS ACCRUING SUBSEQUENT TO THE CLOSING OR FROM EVENTS OCCURRING SUBSEQUENT TO THE CLOSING WITH RESPECT TO THE OWNERSHIP, MANAGEMENT, OPERATION, MAINTENANCE AND REPAIR OF THE BUSINESS;

                    (B) ANY ACTUAL LOSS, LIABILITY, OR DAMAGE SUFFERED OR INCURRED BY SELLER BECAUSE OF ANY REPRESENTATION OR WARRANTY CONTAINED IN THIS AGREEMENT, OR IN ANY DOCUMENT FURNISHED TO SELLER BY PURCHASER IN CONNECTION WITH THE CLOSING HEREUNDER, SHALL BE FALSE OR MISLEADING IN ANY MATERIAL RESPECT; AND

                    (C) ALL REASONABLE COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) INCURRED BY SELLER IN CONNECTION WITH ANY SUIT, PROCEEDING, DEMAND, ASSESSMENT OR JUDGMENT INCIDENT TO ANY OF THE MATTERS INDEMNIFIED AGAINST IN THIS PROVISION.


                                  ARTICLE VII

                       CONDITIONS TO SELLER'S OBLIGATIONS


         THE OBLIGATIONS OF SELLER TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT ARE SUBJECT TO THE SATISFACTION OF EACH OF THE FOLLOWING CONDITIONS ON OR PRIOR TO THE CLOSING DATE:

         SECTION 7.1 REPRESENTATIONS AND WARRANTIES. THE REPRESENTATIONS AND WARRANTIES OF PURCHASER CONTAINED IN THIS AGREEMENT SHALL BE TRUE ON AND AS OF THE CLOSING DATE IN ALL MATERIAL RESPECTS AS THOUGH SUCH REPRESENTATIONS AND WARRANTIES WERE MADE ON AND AS OF THE CLOSING DATE.

         SECTION 7.2 COMPLIANCE WITH AGREEMENT. PURCHASER SHALL HAVE PERFORMED AND COMPLIED IN ALL MATERIAL RESPECTS (AND IN ALL RESPECTS IN THE CASE OF
ARTICLE 11 HEREOF) WITH ALL COVENANTS AND CONDITIONS TO BE PERFORMED OR COMPLIED WITH BY IT ON OR PRIOR TO THE CLOSING DATE.

         SECTION 7.3 CONSENTS. ANY CONSENT REQUIRED IN CONNECTION WITH THE ASSIGNMENT TO PURCHASER OF THE LEASE, AND ANY CONSENTS REQUIRED IN CONNECTION WITH THE ASSIGNMENT OF THOSE OTHER ASSIGNED CONTRACTS LISTED IN SCHEDULE 3.7 HERETO SHALL HAVE BEEN DULY OBTAINED AND SHALL BE IN FULL FORCE AND EFFECT ON THE CLOSING DATE.

         SECTION 7.4 PURCHASER'S CLOSING DELIVERIES AND OBLIGATIONS. PURCHASER SHALL HAVE DELIVERED ALL ITEMS AND SATISFIED ALL OBLIGATIONS PURSUANT TO
SECTION 9.1 (C).

         SECTION 7.5 AVAILABILITY OF PURCHASER FINANCING. THE COMMITTED FINANCING SET FORTH ON SCHEDULE 4.4 SHALL BE AVAILABLE TO PURCHASER ON THE CLOSING DATE, OR ALTERNATE FINANCING IS AVAILABLE TO PURCHASER TO THE SATISFACTION OF SELLER.

         SECTION 7.6 NO ADVERSE PROCEEDING. AS OF THE CLOSING DATE, THERE SHALL NOT HAVE BEEN INSTITUTED OR BE PENDING OR THREATENED ANY SUIT, ACTION OR OTHER PROCEEDING BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON IN WHICH IT IS SOUGHT TO RESTRAIN OR PROHIBIT THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.


                                  ARTICLE VIII

                     CONDITIONS TO PURCHASER'S OBLIGATIONS

         THE OBLIGATION OF PURCHASER TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT IS SUBJECT TO THE SATISFACTION (UNLESS WAIVED IN WRITING BY PURCHASER) OF EACH OF THE FOLLOWING CONDITIONS ON OR PRIOR TO THE CLOSING DATE:

         SECTION 8.1 REPRESENTATIONS AND WARRANTIES. THE REPRESENTATIONS AND WARRANTIES OF SELLER CONTAINED IN THIS AGREEMENT SHALL BE TRUE ON AND AS OF THE CLOSING DATE IN ALL MATERIAL RESPECTS.

         SECTION 8.2 COMPLIANCE WITH AGREEMENT. SELLER SHALL HAVE PERFORMED AND COMPLIED IN ALL MATERIAL RESPECTS WITH ALL COVENANTS AND CONDITIONS TO BE PERFORMED OR COMPLIED WITH BY IT ON OR PRIOR TO THE CLOSING DATE.

         SECTION 8.3 NO ADVERSE PROCEEDING. AS OF THE CLOSING DATE, THERE SHALL NOT HAVE BEEN INSTITUTED OR BE PENDING OR THREATENED ANY SUIT, ACTION OR OTHER PROCEEDING BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON IN WHICH IT IS SOUGHT TO RESTRAIN OR PROHIBIT THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

         SECTION 8.4 CONSENTS. THE FOLLOWING CONSENTS SHALL HAVE BEEN DULY OBTAINED AND SHALL BE IN FULL FORCE AND EFFECT ON THE CLOSING DATE: (I) THE CONSENT, IF ANY, REQUIRED IN CONNECTION WITH THE ASSIGNMENT TO PURCHASER OF THE LEASES; AND (II) THE CONSENTS, IF ANY, REQUIRED IN CONNECTION WITH THE ASSIGNMENT OF THOSE OTHER ASSIGNED CONTRACTS LISTED IN SCHEDULE 3.7 HERETO.

         SECTION 8.5 SELLER'S CLOSING DELIVERIES AND OBLIGATIONS. SELLER SHALL HAVE DELIVERED ALL ITEMS AND SATISFIED ALL OBLIGATIONS PURSUANT TO SECTION 9.1
(B).


                                   ARTICLE IX

                          THE CLOSING AND TERMINATION

         SECTION 9.1 THE CLOSING. THE CLOSING SHALL BE HELD ON THE ___ DAY OF ___________________________, 1999 (THE "CLOSING DATE") THE CLOSING SHALL BE
HELD AT THE __________ AT THE CLOSING, ALL OF THE TRANSACTIONS PROVIDED FOR IN
ARTICLE II HEREOF SHALL BE CONSUMMATED ON A SUBSTANTIALLY CONCURRENT BASIS.

                    (A) SELLER's DELIVERIES AND OBLIGATIONS AT CLOSING. AT THE CLOSING, SELLER SHALL DELIVER (OR CAUSE TO BE DELIVERED) TO PURCHASER THE FOLLOWING (IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO COUNSEL FOR PURCHASER):

                         (I) A DULY EXECUTED ASSIGNMENT AND ASSUMPTION AGREEMENT ASSIGNING TO PURCHASER THE RIGHTS, TITLE, INTEREST, AND OBLIGATIONS IN, UNDER, AND TO EACH OF THE OTHER CONTRACTS BEING ASSIGNED TO PURCHASER, SUBSTANTIALLY IN THE FORM ATTACHED HERETO As EXHIBIT A;

                         (II) A DULY EXECUTED BILL OF SALE AND ASSUMPTION
                              AGREEMENT AND SUCH OTHER DOCUMENTS OR INSTRUMENTS OF TRANSFER NECESSARY TO VEST IN PURCHASER FULL AND COMPLETE TITLE TO THE PURCHASED INVENTORY AND FIXED ASSETS, FREE AND CLEAR OF ALL LIENS, PLEDGES, SECURITY INTERESTS, AND ENCUMBRANCES, ON THE CLOSING DATE, SUBSTANTIALLY IN THE FORM ATTACHED HERETO As EXHIBIT B; A DULY EXECUTED ASSIGNMENT AND ASSUMPTION OF LEASE ASSIGNING THE RIGHTS, TITLE, INTEREST, AND OBLIGATIONS IN, UNDER, AND TO THE LEASES TO PURCHASER, SUBSTANTIALLY IN THE FORM ATTACHED HERETO As EXHIBIT A;

                         (III)CERTIFIED RESOLUTIONS OF THE DIRECTORS OF SELLER
                              APPROVING AND AUTHORIZING THE TRANSACTIONS
                              CONTEMPLATED BY THIS AGREEMENT;

                         (IV) A CERTIFICATE, EXECUTED BY A DULY AUTHORIZED
                              OFFICER OF SELLER, TO THE EFFECT THAT ALL
                              CONDITIONS TO CLOSING SET FORTH IN SECTION 8.1 AND SECTION 8.2 HAVE BEEN SATISFIED; AND

                         (V)  SUCH OTHER INSTRUMENTS, DOCUMENTS, AND
                              CONSIDERATIONS WHICH MAY BE REASONABLY REQUIRED BY PURCHASER OR PURCHASER's COUNSEL TO EFFECTUATE THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT.

                    (B) PURCHASER'S DELIVERIES AND OBLIGATIONS AT CLOSING. AT THE CLOSING, PURCHASER SHALL DELIVER (OR CAUSE TO BE DELIVERED) TO SELLER THE FOLLOWING (IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO COUNSEL FOR SELLER):

                         (I) PAYMENT OF THE PURCHASE PRICE AND OTHER AMOUNTS IN ACCORDANCE WITH THE TERMS AND CONDITIONS SET FORTH IN SECTION 2.3 AND OTHER APPLICABLE PROVISIONS OF THIS AGREEMENT;

                         (II) A DULY EXECUTED ASSIGNMENT AND ASSUMPTION
                              AGREEMENT ACCEPTING THE ASSIGNMENT OF THE RIGHTS, TITLE, INTEREST, AND OBLIGATIONS IN, UNDER, AND TO EACH OF THE OTHER CONTRACTS BEING ASSIGNED TO PURCHASER, SUBSTANTIALLY IN THE FORM ATTACHED HERETO AS EXHIBIT A;

                         (III)A DULY EXECUTED ASSIGNMENT AND ASSUMPTION OF
                              LEASES ACCEPTING THE ASSIGNMENT OF THE RIGHTS, TITLE, INTEREST, AND OBLIGATIONS IN, UNDER, AND TO THE LEASES, SUBSTANTIALLY IN THE FORM ATTACHED HERETO AS EXHIBIT A;

                         (IV) CERTIFIED RESOLUTIONS OF THE DIRECTORS OF
                              PURCHASER APPROVING AND AUTHORIZING THE
                              TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT;

                         (V) A CERTIFICATE, EXECUTED BY A DULY AUTHORIZED OFFICER OF PURCHASER, TO THE EFFECT THAT ALL THE CONDITIONS TO CLOSING SET FORTH IN SECTION 7.1 AND SECTION 7.2 HAVE BEEN SATISFIED;

                         (VI) SUCH OTHER INSTRUMENTS, DOCUMENTS, AND
                              CONSIDERATIONS WHICH MAY BE REASONABLY REQUIRED BY PURCHASER OR PURCHASER'S COUNSEL TO EFFECTUATE THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT.

         SECTION 9.2 TERMINATION. ANYTHING IN THIS AGREEMENT TO THE CONTRARY NOTWITHSTANDING, THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE TERMINATED IN ANY OF THE FOLLOWING WAYS AT ANY TIME BEFORE THE CLOSING AND IN NO OTHER MANNER:

                    (A)  BY MUTUAL WRITTEN CONSENT OF PURCHASER AND SELLER; OR

                    (B) BY SELLER, IF PURCHASER IS IN BREACH IN ANY MATERIAL RESPECT OF ANY OF ITS REPRESENTATIONS MADE IN THIS AGREEMENT, OR IS IN VIOLATION OR DEFAULT OF ANY OF ITS COVENANTS OR AGREEMENTS IN THIS AGREEMENT IF THE BREACH OR DEFAULT IS NOT CURED WITHIN TEN (I 0) BUSINESS DAYS AFTER WRITTEN NOTICE BY SELLER;

                    (C) BY PURCHASER, IF SELLER IS IN BREACH IN ANY MATERIAL RESPECT OF ANY OF ITS REPRESENTATIONS MADE IN THIS AGREEMENT OR IS IN VIOLATION OR DEFAULT OF ANY OF ITS COVENANTS OR AGREEMENTS IN THIS AGREEMENT WHICH BREACH OR DEFAULT IS NOT CURED WITHIN TEN (10) BUSINESS DAYS AFTER WRITTEN NOTICE BY PURCHASER.

                    (D) BY PURCHASER, IF AT ANY POINT UP UNTIL AND INCLUDING THE CLOSING DATE, PURCHASER DOES NOT HAVE AVAILABLE COMMITTED FINANCING.

         SECTION 9.3 EFFECTS OF TERMINATION.

                    (A)  IN THE EVENT THIS AGREEMENT IS TERMINATED PURSUANT TO
                         SECTION 9.2, EXCEPT AS PROVIDED IN THIS SECTION 9.3, ALL FURTHER OBLIGATIONS OF THE PARTIES HEREUNDER SHALL TERMINATE. IF THIS AGREEMENT IS TERMINATED AS PERMITTED BY SECTION 9.2(B), PURCHASER SHALL BE LIABLE FOR ANY AND ALL LOSSES, DAMAGES AND EXPENSES INCURRED OR SUFFERED BY SELLER AS A RESULT OF SUCH FAILURE TO PERFORM. IF THIS AGREEMENTS IS TERMINATED AS PERMITTED BY SECTION 9.2(C), SELLER SHALL BE LIABLE FOR ANY AND ALL LOSSES, DAMAGES, AND EXPENSES INCURRED OR SUFFERED BY PURCHASER AS A RESULT OF SUCH FAILURE TO PERFORM. IF THIS AGREEMENT IS TERMINATED BY SELLER PURSUANT TO
                         SECTION 9.2(D), PURCHASER SHALL BE LIABLE FOR LIQUIDATED DAMAGES IN THE AMOUNT OF TWENTY-FIVE THOUSAND DOLLARS ($25,000.00). THE PROVISIONS OF THIS
                         SECTION 9.3 SHALL SURVIVE ANY TERMINATION HEREOF PURSUANT TO SECTION 9.2.

                    (B) THE FOREGOING PROVISIONS OF THIS SECTION 9.3 SHALL NOT LIMIT THE RIGHTS OF THE PARTIES HERETO TO SEEK SPECIFIC PERFORMANCE OF ANY OBLIGATION HEREUNDER OF ANY OTHER PARTY.

                                   ARTICLE X

                                     TAXES

         THE PARTIES HERETO HEREBY COVENANT AND AGREE AS FOLLOWS:

         SECTION 10.1 TAXES RELATED TO PURCHASE OF ASSETS. THE PARTIES RECOGNIZE AND ACKNOWLEDGE THAT, BECAUSE THE SALE, TRANSFER, ASSIGNMENT AND DELIVERY OF THE PURCHASED ASSETS MAY BE SUBJECT STATE AND LOCAL TRANSFER, RECORDING, STAMP OR OTHER SIMILAR TRANSFER TAXES (COLLECTIVELY, "TRANSACTION TAXES") WHICH MAY BE IMPOSED BY REASON OF THE SALE, TRANSFER, ASSIGNMENT AND DELIVERY OF THE PURCHASED ASSETS; PROVIDED, HOWEVER, THAT IF TRANSACTION TAXES ARE ASSESSED FOR ANY REASON, THEN PURCHASER SHALL PAY SUCH TRANSACTION TAXES ALONG WITH ANY RECORDING AND FILING FEES. PURCHASER AND SELLER AGREE TO COOPERATE TO DETERMINE THE AMOUNT OF TRANSACTION TAXES PAYABLE IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED UNDER THIS AGREEMENT. TRANSACTION TAXES SHALL NOT INCLUDE ANY TAXES FOR WHICH SELLER IS RESPONSIBLE UNDER SECTION 10.2. AT THE CLOSING, PURCHASER SHALL REMIT TO THE SELLER SUCH PROPERLY COMPLETED RESALE EXEMPTION CERTIFICATES AND OTHER SIMILAR CERTIFICATES OR INSTRUMENTS AS ARE APPLICABLE TO CLAIM AVAILABLE EXEMPTIONS FROM THE PAYMENT OF SALES, TRANSFER, USE OR OTHER SIMILAR TAXES UNDER APPLICABLE LAW. PURCHASER AND SELLER SHALL COOPERATE IN PREPARING SUCH FORMS AND WILL EXECUTE AND DELIVER SUCH AFFIDAVITS AND FORMS AS ARE REASONABLY REQUESTED BY THE OTHER PARTY.

         SECTION 10.2 COOPERATION ON TAX MATTERS. PURCHASER AND SELLER AGREE TO FURNISH OR CAUSE TO BE FURNISHED TO EACH OTHER, AS PROMPTLY AS PRACTICABLE, SUCH INFORMATION AND ASSISTANCE RELATING TO THE PURCHASED ASSETS AS IS REASONABLY NECESSARY FOR THE PREPARATION AND FILING OF ANY RETURN, CLAIM FOR REFUND OR OTHER REQUIRED OR OPTIONAL FILINGS RELATING TO TAX MATTERS, FOR THE PREPARATION FOR AND PROOF OF FACTS DURING ANY TAX AUDIT, FOR THE PREPARATION FOR ANY TAX PROTEST, FOR THE PROSECUTION OR DEFENSE OF ANY SUIT OR OTHER PROCEEDING RELATING TO TAX MATTERS AND FOR THE ANSWER OF ANY GOVERNMENTAL OR REGULATORY INQUIRY RELATING TO TAX MATTERS.

         PURCHASER AGREES TO RETAIN POSSESSION OF ALL FILES AND RECORDS DELIVERED TO PURCHASER BY SELLER FOR A PERIOD OF AT LEAST SIX YEARS FROM THE CLOSING DATE. IN ADDITION, FROM AND AFTER THE CLOSING DATE, PURCHASER AGREES THAT IT WILL PROVIDE ACCESS TO SELLER AND ITS ATTORNEYS, ACCOUNTANTS AND OTHER REPRESENTATIVES (AFTER REASONABLE NOTICE AND DURING NORMAL BUSINESS HOURS AND WITHOUT CHARGE) TO SUCH FILES AND RECORDS AS SELLER MAY REASONABLY DEEM NECESSARY TO PROPERLY PREPARE FOR, FILE, PROVE, ANSWER, PROSECUTE AND/OR DEFEND ANY SUCH RETURN, FILING, AUDIT, PROTEST, CLAIM, SUIT, INQUIRY OR OTHER PROCEEDING.



                                   ARTICLE XI

                      EMPLOYEES AND EMPLOYEE BENEFIT PLANS

        SECTION 11.1 CURRENT INTENT REGARDING BUSINESS EMPLOYEES; WARN.

         WITHOUT MAKING ANY OTHER COMMITMENT REGARDING THE BUSINESS EMPLOYEES, PURCHASER COMMITS TO HIRE, AS OF THE CLOSING DATE, SUBSTANTIALLY ALL OF THE CURRENT BUSINESS EMPLOYEES. PURCHASER ALSO STATES THAT ITS CURRENT INTENT IS TO

HIRE MOST OR ALL OF THE CURRENT BUSINESS EMPLOYEES ON OR FOLLOWING THE CLOSING DATE. PURCHASER ASSUMES NO OBLIGATION, LIABILITY, OR RESPONSIBILITY OF SELLER WITH RESPECT TO THE BUSINESS EMPLOYEES. PURCHASER'S OBLIGATION WITH RESPECT TO THE BUSINESS EMPLOYEES WHO ACCEPT EMPLOYMENT WITH PURCHASER SHALL COMMENCE AS OF THE CLOSING DATE. PURCHASER SHALL BE RESPONSIBLE FOR ANY OBLIGATIONS OR LIABILITIES TO THE BUSINESS EMPLOYEES UNDER THE WORKER ADJUSTMENT AND RETRAINING NOTIFICATION ACT AND ANY SIMILAR STATE OR LOCAL "PLANT CLOSING" LAW ("WARN") TO THE EXTENT WARN THRESHOLDS ARE EXCEEDED AS A RESULT OF ACTIONS TAKEN BY THE PURCHASER ON OR AFTER THE CLOSING DATE WITH RESPECT TO THE BUSINESS EMPLOYEES. SELLER SHALL BE RESPONSIBLE FOR ANY OBLIGATIONS OR LIABILITIES TO THE BUSINESS EMPLOYEES UNDER WARN AS A RESULT OF ACTIONS TAKEN BY SELLER PRIOR TO THE CLOSING DATE.


                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

         SECTION 12.1 REPRESENTATIONS AND WARRANTIES. THE REPRESENTATIONS AND WARRANTIES OF THE PARTIES TO THIS AGREEMENT MADE IN THIS AGREEMENT, SUBJECT TO THE EXCEPTIONS THERETO, WILL NOT BE AFFECTED BY ANY INFORMATION FURNISHED TO, OR ANY INVESTIGATION CONDUCTED BY, ANY OF THEM OR THEIR REPRESENTATIVES IN CONNECTION WITH THE SUBJECT MATTER OF THIS AGREEMENT. NONE OF THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT SHALL SURVIVE THE CLOSING.

         SECTION 12.2 NOTICES. ALL NOTICES, DEMANDS OR OTHER COMMUNICATIONS TO BE GIVEN OR DELIVERED UNDER OR BY REASON OF THE PROVISIONS OF THIS AGREEMENT SHALL BE IN WRITING AND SHALL BE DEEMED TO HAVE BEEN GIVEN (A) WHEN DELIVERED PERSONALLY TO THE RECIPIENT, (B) WHEN SENT TO THE RECIPIENT BY TELECOPY (RECEIPT ELECTRONICALLY CONFIRMED BY SENDER'S TELECOPY MACHINE) IF DURING NORMAL BUSINESS HOURS OF THE RECIPIENT, OTHERWISE ON THE NEXT BUSINESS DAY, (C) ONE (1) BUSINESS DAY AFTER THE DATE WHEN SENT TO THE RECIPIENT BY REPUTABLE EXPRESS COURIER SERVICE (CHARGES PREPAID) OR (D) SEVEN (7) BUSINESS DAYS AFTER THE DATE WHEN MAILED TO THE RECIPIENT BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED AND POSTAGE PREPAID. SUCH NOTICES, DEMANDS AND OTHER COMMUNICATIONS WILL BE SENT TO THE SELLER AND TO PURCHASER AT THE ADDRESSES INDICATED BELOW:

        IF TO PURCHASER:            RANKIN AUTOMOTIVE GROUP, INC.
                                    3709 S. MACARTHUR DRIVE
                                    ALEXANDRIA, LA 71302

                                    ATTENTION: RANDALL B. RANKIN
                                    FACSIMILE No. 318-443-9952

         WITH A COPY                RICKY L. SOOTER
        (WHICH SHALL NOT            DANIELS & SOOTER, L.L.C.
        CONSTITUTE NOTICE) TO:      3600 JACKSON STREET, SUITE I 06
                                    ALEXANDRIA, LA 71306
                                    FACSIMILE No. 318-448-8528

        WITH A COPY                 MICHAEL GLASS, Esq.
        (WHICH SHALL NOT            1735 WHITE STREET
        CONSTITUTE NOTICE) TO:      ALEXANDRIA, LOUISIANA 71301
                                    FACSIMILE No. 318-473-4062

        IF TO SELLER:               AUTOMOTIVE & INDUSTRIAL SUPPLY, INC.
                                    C/O AL CANNON
                                    725 BERT KOUNS
                                    SHREVEPORT, LA 71118
                                    FACSIMILE No. 318-683-1235

        WITH A COPY                 GLENN L. LANGLEY, ESQ.
        (WHICH SHALL NOT            COOK, YANCEY, KING & GALLOWAY
        CONSTITUTE NOTICE) TO:      333 TEXAS STREET, SUITE 1700
                                    SHREVEPORT, LA 71220
                                    FACSIMILE No. 318-227-7850

OR TO SUCH OTHER ADDRESS AS ANY PARTY HERETO MAY, FROM TIME TO TIME, DESIGNATE IN WRITING DELIVERED PURSUANT TO THE TERMS OF THIS SECTION.

         SECTION 12.3 NOTICE REGARDING INDEMNITIES, LIMITATION OF INDEMNITY, ETC. EXCEPT TO THE EXTENT EXPRESSLY PROVIDED ELSEWHERE IN THIS AGREEMENT, THE FOLLOWING PROCEDURES SHALL BE FOLLOWED WITH RESPECT TO ALL CLAIMS FOR INDEMNIFICATION UNDER THIS AGREEMENT AND ALL OBLIGATIONS OF INDEMNIFICATION HEREUNDER SHALL BE SUBJECT TO COMPLIANCE BY THE PARTY TO BE INDEMNIFIED WITH SUCH PROCEDURES:

                    (A) THE IDEMNITEE SHALL GIVE PROMPT WRITTEN NOTICE TO THE INDEMNITOR OF ANY CLAIM THAT MIGHT GIVE RISE TO A CLAIM BY THE INDEMNITEE AGAINST THE INDEMNITOR PURSUANT TO THIS AGREEMENT, STATING THE NATURE AND BASIS OF SUCH CLAIMS AND THE ESTIMATED AMOUNTS THEREOF.

                    (B) IF ANY ACTION, SUIT OR PROCEEDING IS BROUGHT AGAINST AN INDEMNITEE WITH RESPECT TO WHICH AN INDEMNITOR MAY HAVE A LIABILITY PURSUANT TO THIS AGREEMENT, THE ACTION, SUIT OR PROCEEDING SHALL, UPON

                         (I) THE WRITTEN ACKNOWLEDGMENT BY THE INDEMNITOR THAT IT HAS THE OBLIGATION TO INDEMNIFY THE INDEMNITEE UNDER THE INDEMNITY AGREEMENTS CONTAINED HEREIN; AND

                         (II) THE MAKING OF REASONABLY ADEQUATE PROVISIONS BY
                              THE INDEMNITOR TO ENSURE THE INDEMNITEE OF THE ABILITY OF THE INDEMNITOR TO SATISFY ITS OBLIGATION HEREUNDER BE DEFENDED (INCLUDING ALL PROCEEDINGS ON APPEAL OR FOR REVIEW THAT COUNSEL FOR THE INDEMNITOR SHALL DEEM APPROPRIATE) BY, AND MAY BE SETTLED OR COMPROMISED BY, THE INDEMNITOR. PRIOR TO RECEIPT BY THE INDEMNITEE OF THE INDEMNITOR'S WRITTEN ACKNOWLEDGMENT, THE INDEMNITEE SHALL HAVE THE RIGHT TO CONTEST OR DEFEND (AND, IF THE INDEMNITEE HAS NOT RECEIVED SUCH WRITTEN ACKNOWLEDGMENT AND PROVISION WITHIN 30 BUSINESS DAYS AFTER THE INDEMNITEE HAS PROVIDED WRITTEN NOTICE AS REQUIRED BY SECTION
                              12.2 ABOVE, TO SETTLE OR COMPROMISE) SUCH ACTION, SUIT OR PROCEEDING AT THE EXPENSE OF THE

                              INDEMNITOR. IN ADDITION TO THE FOREGOING, THE INDEMNITEE MAY BY WRITTEN NOTICE TO THE INDEMNITOR REQUIRE THE INDEMNITOR TO ASSUME THE DEFENSE OF ANY ACTION, SUIT OR PROCEEDING WITH RESPECT TO WHICH THE INDEMNITOR MAY HAVE LIABILITY PURSUANT TO THIS AGREEMENT. THE INDEMNITEE SHALL HAVE THE RIGHT TO EMPLOY ITS OWN COUNSEL IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING BEING DEFENDED BY THE INDEMNITOR PURSUANT HERETO, BUT THE FEES AND EXPENSES OF SUCH COUNSEL SHALL BE AT THE INDEMNITEE'S OWN EXPENSE UNLESS (I) THE EMPLOYMENT OF SUCH COUNSEL AND THE PAYMENT OF SUCH FEES AND EXPENSES SHALL HAVE BEEN SPECIFICALLY AUTHORIZED BY THE INDEMNITOR IN CONNECTION WITH THE DEFENSE OF SUCH ACTION, SUIT OR PROCEEDING OR (II) THE INDEMNITEE SHALL HAVE REASONABLY CONCLUDED AND NOTIFIED THE INDEMNITOR THAT THERE MAY BE SPECIFIC DEFENSES AVAILABLE TO IT THAT ARE DIFFERENT FROM OR IN ADDITION TO THOSE AVAILABLE TO THE INDEMNITOR OR THAT SUCH ACTION, SUIT OR PROCEEDING INVOLVES OR COULD HAVE AN EFFECT UPON MATTERS BEYOND THE SCOPE OF THE INDEMNITY AGREEMENTS CONTAINED HEREIN. IN EITHER OF WHICH EVENTS (A) THE INDEMNITOR, TO THE EXTENT MADE NECESSARY BY SUCH DEFENSES, SHALL NOT HAVE THE RIGHT TO DIRECT THE DEFENSE OF SUCH ACTION, SUIT OR PROCEEDING ON BEHALF OF THE INDEMNITEE AND (B) ONLY THAT PORTION OF SUCH FEES AND EXPENSES REASONABLY RELATED TO MATTERS COVERED BY THE INDEMNITY AGREEMENTS CONTAINED HEREIN SHALL BE BORNE BY THE INDEMNITOR. THE INDEMNITOR SHALL KEEP THE INDEMNITEE FULLY INFORMED OF SUCH ACTION, SUITE OR PROCEEDING AT ALL STAGES THERE OF WHETHER OR NOT THE INDEMNITEE IS SO REPRESENTED. THE INDEMNITOR SHALL MAKE AVAILABLE TO THE INDEMNITEE AND ITS ATTORNEYS AND ACCOUNTANTS ALL BOOKS AND RECORDS OF THE INDEMNITOR RELATING TO SUCH PROCEEDINGS OR LITIGATIONS, AND THE PARTIES HERETO AGREE TO RENDER TO EACH OTHER SUCH ASSISTANCE AS THEY MAY REASONABLE REQUIRE TO ENSURE THE PROPER AND ADEQUATE INVESTIGATION, AND THE DEFENSE OR SETTLEMENT, OF ANY SUCH ACTION, SUIT OR PROCEEDING.

                         (III)THE INDEMNITEE SHALL BE ENTITLED TO COMPROMISE
                              AND SETTLE ALL ACTIONS, SUITS OR PROCEEDINGS AS TO WHICH THE INDEMNITOR DOES NOT HAVE OR DOES NOT EXERCISE THE RIGHT TO ASSUME THE DEFENSE, WITHOUT CONSENT OF THE INDEMNITOR, PROVIDED, THAT IT ACTS REASONABLY AND IN GOOD FAITH IN DOING SO. THE INDEMNITEE SHALL KEEP THE INDEMNITOR FULLY INFORMED OF SUCH ACTION, SUIT OR PROCEEDING AT ALL STATES THEREOF.

                         (IV) NO CLAIM FOR INDEMNIFICATION SHALL BE MADE
                              PURSUANT TO SECTION 5.13 OR SECTION 6.4 UNLESS THE AMOUNT OF SUCH CLAIM EXCEEDS $5,000.00, BUT EACH CLAIM PAID PURSUANT TO SUCH PROVISIONS SHALL BE THE FULL AMOUNT OF SUCH CLAIM.

         SECTION 12.4 AMENDMENTS. THE TERMS, PROVISIONS AND CONDITIONS OF THIS AGREEMENT MAY NOT BE CHANGED, MODIFIED OR AMENDED IN ANY MANNER EXCEPT BY AN INSTRUMENT IN WRITING DULY EXECUTED BY EACH OF THE PARTIES HERETO.

         SECTION 12.5 ASSIGNMENT. THIS AGREEMENT IS BINDING UPON AND INURES TO THE BENEFIT OF THE SUCCESSORS AND ASSIGNS OF EACH PARTY TO THIS AGREEMENT EXCEPT AS PROVIDED PURSUANT TO SECTION 6.3. BUT NO RIGHTS, OBLIGATIONS OR LIABILITIES UNDER THIS AGREEMENT MAY BE ASSIGNED BY ANY PARTY WITHOUT THE PRIOR WRITTEN CONSENT OF THE OTHER PARTIES HERETO.

         SECTION 12.6 ANNOUNCEMENTS. THE TIMING OF ALL PRESS RELEASES, NOTICES TO CUSTOMERS AND SUPPLIERS AND OTHER ANNOUNCEMENTS PRIOR TO THE CLOSING DATE WITH RESPECT TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT SHALL BE APPROVED BY BOTH PURCHASER AND SELLER PRIOR TO THE ISSUANCE THEREOF; PROVIDED THAT ANY PARTY MAY MAKE ANY PUBLIC DISCLOSURE IT BELIEVES IN GOOD FAITH IS REQUIRED BY LAW OR REGULATION (IN WHICH CASE THE DISCLOSING PARTY SHALL ADVISE THE OTHER PARTY (WHICH SHALL BE SELLER IN THE CASE OF DISCLOSURE PROPOSED TO BE MADE BY PURCHASER AND PURCHASER IN THE CASE OF DISCLOSURE PROPOSED TO BE MADE BY SELLER) PRIOR TO MAKING SUCH DISCLOSURE AND PROVIDE SUCH OTHER PARTY AN OPPORTUNITY TO REVIEW THE PROPOSED DISCLOSURE).

         SECTION 12.7 EXPENSES. EXCEPT AS OTHERWISE SET FORTH IN THIS AGREEMENT, EACH PARTY TO THIS AGREEMENT SHALL BEAR ALL OF ITS LEGAL, ACCOUNTING, INVESTMENT BANKING AND OTHER EXPENSES INCURRED BY IT OR ON ITS BEHALF IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, WHETHER OR NOT SUCH TRANSACTIONS ARE CONSUMMATED.

         SECTION 12.8 ENTIRE AGREEMENT. OTHER THAN THE OBLIGATIONS SET FORTH IN THE CONFIDENTIALITY AGREEMENTS ENTERED IN CONTEMPLATION OF THIS AGREEMENT, THIS AGREEMENT AND THE ANCILLARY AGREEMENTS CONSTITUTE THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE AND ARE IN FULL SUBSTITUTION FOR ANY AND ALL PRIOR AGREEMENTS AND UNDERSTANDINGS BETWEEN THEM RELATING TO SUCH SUBJECT MATTER. THE EXHIBITS AND SCHEDULES TO THIS AGREEMENT ARE HEREBY INCORPORATED AND MADE A PART HEREOF AND ARE AN INTEGRAL PART OF THIS AGREEMENT.

         SECTION 12.9 DESCRIPTIVE HEADINGS. THE DESCRIPTIVE HEADINGS OF THE SEVERAL SECTIONS OF THIS AGREEMENT ARE INSERTED FOR CONVENIENCE ONLY AND SHALL NOT CONTROL OR AFFECT THE MEANING OR CONSTRUCTION OF ANY OF THE PROVISIONS HEREOF.

         SECTION 12.10 COUNTERPARTS. FOR THE CONVENIENCE OF THE PARTIES, ANY NUMBER OF COUNTERPARTS OF THIS AGREEMENT MAY BE EXECUTED BY ANY ONE OR MORE PARTIES HERETO, AND EACH SUCH EXECUTED COUNTERPART SHALL BE, AND SHALL BE DEEMED TO BE, AN ORIGINAL, BUT ALL OF WHICH SHALL CONSTITUTE, AND SHALL BE DEEMED TO CONSTITUTE, IN THE AGGREGATE BUT ONE AND THE SAME INSTRUMENT.

         SECTION 12.11 GOVERNING LAW; JURISDICTION. THIS AGREEMENT SHALL BE CONSTRUED, PERFORMED AND ENFORCED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF LOUISIANA.

         SECTION 12.12 CONSTRUCTION. THE LANGUAGE USED IN THIS AGREEMENT WILL BE DEEMED TO BE THE LANGUAGE CHOSEN BY THE PARTIES TO EXPRESS THEIR MUTUAL INTENT, AND NO RULE OF STRICT CONSTRUCTION WILL BE APPLIED AGAINST ANY PARTY. ANY

REFERENCES TO ANY FEDERAL, STATE, LOCAL OR FOREIGN STATUTE OR LAW WILL ALSO REFER TO ALL RULES AND REGULATIONS PROMULGATED THEREUNDER, UNLESS THE CONTEXT REQUIRES OTHERWISE. UNLESS THE CONTEXT OTHERWISE REQUIRES: (A) A TERM HAS THE MEANING ASSIGNED TO IT BY THIS AGREEMENT; (B) AN ACCOUNTING TERM NOT OTHERWISE DEFINED HAS THE MEANING ASSIGNED TO BY GAAP; (C) THE WORD 'OR' IS NOT EXCLUSIVE; (D) THE WORDS "INCLUDE", 'INCLUDES" AND 'INCLUDING" SHALL BE DEEMED TO BE FOLLOWED BY THE WORDS "WITHOUT LIMITATION"; (E) WORDS IN THE SINGULAR INCLUDE THE PLURAL AND IN THE PLURAL INCLUDE THE SINGULAR; (F) PROVISIONS APPLY TO SUCCESSIVE EVENTS AND TRANSACTIONS; AND (G) "$" MEANS THE CURRENCY OF THE UNITED STATES OF AMERICA.

         SECTION 12.13 SEVERABILITY. IN THE EVENT THAT ANY ONE OR MORE OF THE PROVISIONS CONTAINED IN THIS AGREEMENT OR IN ANY OTHER INSTRUMENT REFERRED TO HEREIN SHALL, FOR ANY REASON, BE HELD TO BE INVALID, ILLEGAL OR UNENFORCEABLE IN ANY RESPECT, THEN TO THE MAXIMUM EXTENT PERMITTED BY LAW, SUCH INVALIDITY, ILLEGALITY OR UNENFORCEABILITY SHALL NOT AFFECT ANY OTHER PROVISION OF THIS AGREEMENT OR ANY OTHER SUCH INSTRUMENT. FURTHERMORE, IN LIEU OF ANY SUCH INVALID OR UNENFORCEABLE TERM OR PROVISION, THE PARTIES HERETO INTEND THAT THERE SHALL BE ADDED AS A PART OF THIS AGREEMENT A PROVISION AS SIMILAR IN TERMS TO SUCH INVALID OR UNENFORCEABLE PROVISION AS MAY BE POSSIBLE AND BE VALID AND ENFORCEABLE.

         SECTION 12.14 CONFIDENTIALITY. SELLER AND PURCHASER AGREE TO KEEP, AND TO CAUSE EACH OF THEIR AFFILIATES, DIRECTORS, OFFICERS, AND EMPLOYEES TO KEEP, CONFIDENTIAL ANY AND ALL CONFIDENTIAL INFORMATION OF THE OTHER PARTY THAT EITHER RECEIVES IN THE COURSE OF PERFORMING ITS OBLIGATIONS HEREUNDER (EXCEPT THAT SUCH INFORMATION MAY BE SHARED, ON A CONFIDENTIAL BASIS, WITH THE PARTY'S ATTORNEYS AND AUDITORS) AND WILL NOT, WITHOUT THE OTHER PARTY'S WRITTEN CONSENT, USE ANY OF SUCH CONFIDENTIAL INFORMATION EXCEPT AS REASONABLY NECESSARY TO PERFORM ITS DUTIES UNDER THIS OR ANOTHER OF ITS AGREEMENTS WITH THE OTHER PARTY. UPON TERMINATION OF THIS AGREEMENT, EACH PARTY WILL RETURN, AND WILL CAUSE ITS AFFILIATES TO RETURN, TO THE OTHER PARTY, ALL ORIGINAL DOCUMENTS AND COPIES OF THE CONFIDENTIAL INFORMATION WHICH ARE IN ITS POSSESSION. THE OBLIGATIONS OF CONFIDENTIALITY ASSUMED BY THE PARTIES HEREIN SHALL SURVIVE THIS AGREEMENT IN PERPETUITY.

         SECTION 12.15 SCHEDULES. EACH OF PURCHASER AND SELLER SHALL USE ITS REASONABLE AND BEST EFFORTS TO COMPLETE AND DELIVER TO THE OTHER, AS SOON AS REASONABLY PRACTICAL, THE EXHIBITS AND SCHEDULES TO THIS AGREEMENT THAT ARE TO BE PREPARED BY SUCH PARTY. UPON AGREEMENT BY PURCHASER AND SELLER TO THE FORM AND CONTENT OF SUCH EXHIBITS AND SCHEDULES, THEY SHALL BE ATTACHED HERETO AND BECOME A PART HEREOF. THE EXHIBITS AND SCHEDULES ATTACHED TO THE AGREEMENT AT THE TIME THE AGREEMENT IS SIGNED REPRESENT THE PARTIES GENERAL INTENTIONS AND ARE SUBJECT TO CHANGE.

         IN WITNESS WHEREOF, SELLER AND PURCHASER HAVE EXECUTED AND DELIVERED THIS AGREEMENT AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE.

                                   SELLER:

                                   AUTOMOTIVE & INDUSTRIAL SUPPLY, INC.


                                   BY:
                                       -----------------------------------------
                                   NAME:    OTIS A. CANNON, JR.
                                   TITLE:   VICE-PRESIDENT


                                   PURCHASER:

                                   RANKIN AUTOMOTIVE GROUP, INC.


                                   BY:
                                       -----------------------------------------
                                   NAME:    RANDALL B. RANKIN
                                   TITLE: PRESIDENT